OLD WESTBURY
                                 FUNDS, INC.
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                                                   Prospectus
                                                   February 28, 1998












                                Bessemer Trust
                               ----------------


                            OLD WESTBURY FUNDS, INC.



                              5800 CORPORATE DRIVE
                      PITTSBURGH, PENNSYLVANIA 15237-7010
                           TELEPHONE: (800) 607-2200

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PROSPECTUS

FEBRUARY 28, 1998


      Old Westbury Funds, Inc. (the "Fund") is an open-end, diversified, management investment company. The Fund has the following five separate investment portfolios (each portfolio individually referred to as a "Portfolio" and collectively as the "Portfolios"). Each Portfolio offers its own shares and has a distinct investment goal to meet specific investor needs.

                        OLD WESTBURY CORE EQUITIES FUND
                      OLD WESTBURY GROWTH OPPORTUNITY FUND
                        OLD WESTBURY INTERNATIONAL FUND
                         OLD WESTBURY FIXED INCOME FUND
                        OLD WESTBURY MUNICIPAL BOND FUND
                            ------------------------

      This Prospectus contains the information you should read and know before you invest in any of the Portfolios. Keep this prospectus for future reference.


      The Fund has also filed a Statement of Additional Information dated February 28, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge, obtain other information, or make inquiries about the Portfolios by writing to the Portfolios or calling 1-800-607-2200. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Portfolios are maintained electronically with the SEC at Internet Web site (http:// www.sec.gov).

                            ------------------------

      Bessemer Trust Company, N.A. ("Bessemer") is the investment adviser to the Portfolios. Edgewood Services, Inc. ("Edgewood") is the distributor of the Portfolios' shares and Federated Administrative Services ("Federated") is the administrator of the Portfolios. Bessemer is a national banking association. Edgewood is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

      THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
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          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
              THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE
                SECURITIES AND EXCHANGE COMMISSION PASSED UPON
                    THE ACCURACY OR ADEQUACY OF THIS PRO-
                      SPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

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                               PROSPECTUS SUMMARY

         The following summary is qualified in its entirety by the more detailed information appearing in this Prospectus.

         THE FUND: Old Westbury Funds, Inc. is an open-end, diversified, management investment company currently consisting of five portfolios (each, a "Portfolio").


         THE PORTFOLIOS: Set forth below is the name of each Portfolio and its objective:



         OLD WESTBURY CORE EQUITIES FUND ("CORE EQUITIES FUND")--seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of large capitalization companies whose earnings are growing substantially faster than those of other companies;


         OLD WESTBURY GROWTH OPPORTUNITY FUND ("GROWTH OPPORTUNITY FUND")--seeks capital appreciation by investing primarily in a diversified portfolio of equity securities of small and medium sized companies that have the potential to become industry leaders. Such companies will be based in the United States and Canada;

         OLD WESTBURY INTERNATIONAL FUND ("INTERNATIONAL FUND")--seeks long-term growth of capital by investing in a diversified portfolio of marketable equity securities of issuers domiciled outside of the United States;

         OLD WESTBURY FIXED INCOME FUND ("FIXED INCOME FUND")--seeks total return (current income and capital appreciation) by investing in a diversified portfolio of securities consisting primarily of bonds and notes; and

         OLD WESTBURY MUNICIPAL BOND FUND ("MUNICIPAL BOND FUND")--seeks a high level of current income exempt from federal regular income tax by investing in a diversified portfolio of municipal securities that generate such income.

         There is no assurance that any Portfolio will achieve its investment objective. The investment objective of each Portfolio and its investment restrictions described in the Statement of Additional Information are fundamental and may not be changed without shareholder approval.

         MANAGEMENT AND FEES: Bessemer Trust Company, N.A. (the "Adviser") serves as the investment adviser and is compensated for its services and its related expenses at an annual rate equal to the following percentages of each Portfolio's average daily net assets: For Core Equities Fund, 0.70% of the first $100 million, 0.65% of the second $100 million, and 0.60% thereafter; for Growth Opportunity Fund and International Fund, 0.80% of the first $100 million; 0.75% of the second $100 million, and 0.70% thereafter; for Fixed Income Fund and Municipal Bond Fund, 0.45% of the first $100 million, 0.40% of the second $100 million, and 0.35% thereafter.

         Edgewood Services, Inc. (the "Distributor") acts as distributor for each Portfolio's shares. Each Portfolio has a distribution and service plan (the "Plan") which permits it to pay (1) the Distributor a service fee of up to 0.25% per annum of the Portfolio's average daily net assets to permit it to compensate broker-dealers whose clients are Fund shareholders for providing shareholder services and (2) reimbursements of up to 0.15% per annum of the Portfolio's average daily net assets for distribution and marketing expenses. In addition, under the Plan, the Adviser will act as a shareholder servicing agent for the Portfolio, pursuant to which each Portfolio is permitted to pay the Adviser a service fee of a maximum of 0.25% per annum of the Portfolio's average daily net assets to compensate it and to permit it to compensate banks and other financial institutions (the Adviser with such other institutions, each a "Shareholder Servicing Agent") whose clients are Fund shareholders for providing shareholder services. The service fees payable to the Distributor will only be paid by a Portfolio with respect to the value of shares of the Portfolio represented by the clients of broker-dealers that have agreements with the Distributor (each a "Broker-Dealer," or just "Dealer"), and the service fees payable to the Adviser will only be paid by a Portfolio with respect to the value of shares of the Portfolio represented by the clients of the Adviser and the other Shareholder Servicing Agents that have agreements with the Adviser. Therefore, the total service fees in the aggregate payable to the Distributor and the Adviser (collectively, the "Shareholder Servicing Fees") for shareholder servicing will not exceed 0.25% per annum of the average daily net assets of a Portfolio. However, the maximum amount payable under the Plan is 0.40% per annum of the average daily net assets of the Portfolio. See "Distribution and Service Plan."

         HOW TO PURCHASE SHARES: Shares of each Portfolio may be purchased at the net asset value per share next determined after receipt of an order by the Portfolio's Distributor or transfer agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Portfolio. Shares of each Portfolio may be purchased only through a Shareholder Servicing Agent, Dealer, or the Distributor. The minimum initial investment is $1,000. See "Purchase of Shares" and "Retirement Plans." Shares of the Portfolios may be purchased only in those states where they may lawfully be sold.

         HOW TO SELL SHARES: Shares of each Portfolio may be redeemed by the shareholder at any time at the net asset value per share next determined after the redemption request is received by the Portfolio's Distributor or transfer agent in proper order. See "Redemption of Shares."

         DIVIDENDS AND REINVESTMENT: Each dividend and capital gains distribution, if any, declared by a Portfolio on its outstanding shares will, unless a shareholder elects otherwise, be paid on the payment date in additional shares of the Portfolio having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. Shareholders may change this election by notifying their Shareholder Servicing Agent or Broker-Dealer in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. However, each Portfolio currently intends to pay dividends and capital gains distributions, if any, on a quarterly basis.
   See "Dividends, Distributions and Taxes."

         RISK CONSIDERATIONS: Investors should be aware of the following general considerations relating to the types of investments of one or more of the Portfolios. The market value of fixed-income securities may vary inversely in response to changes in prevailing interest rates. Domestic equity securities are subject to the volatility and unpredictability of the U.S. stock market. The securities of smaller-capitalized companies present special risks in that such securities have historically been more volatile than stocks of larger companies. Foreign securities, including securities of issuers based in emerging markets, are subject to certain risks (i.e., greater price volatility and illiquidity than U.S. equity securities; greater political, legal and economic risks; currency exchange fluctuations; and different regulatory schemes with less publicly available information) in addition to those inherent in U.S. investments. High yield securities are typically subject to greater market fluctuations than investment grade bonds. Asset-backed and mortgage-backed securities are subject to higher prepayment risks than other types of debt instruments. The Portfolios may make other investments and employ certain investment techniques that involve other risks, including lending portfolio securities, entering into futures contracts and related options as hedges, and entering into repurchase agreements. For a description of these investments, strategies and other risks, please see "Portfolio Objective and Policies," "Portfolio Investments and Strategies," and "Additional Investment Risks."

                            SUMMARY OF FUND EXPENSES

                                         CORE          GROWTH                           FIXED       MUNICIPAL
                                       EQUITIES      OPPORTUNITY     INTERNATIONAL     INCOME         BOND
                                        FUND**          FUND*            FUND*         FUND**        FUND**
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)...................        None           None             None           None          None
ANNUAL FUND OPERATING EXPENSES:
*(As a percentage of average net
 assets)
**(As a percentage of projected
  average net assets)
Advisory Fee (after waiver,
  if applicable) (1)................        0.21%          0.00%            0.78%          0.00%         0.00%
  12b-1 Fee.........................        0.25%          0.25%            0.25%          0.25%         0.25%
  Total Other Expenses (after
    waivers
    and/or reimbursements,
    if applicable) (2)..............        0.79%          1.25%            0.47%          0.80%         0.80%
  Total Fund Operating Expenses
    (after waivers and/or
    reimbursements, if applicable)
    (3).............................        1.25%          1.50%            1.50%          1.05%         1.05%


(1) The advisory fee has been reduced to reflect the actual or anticipated voluntary waiver of all or a portion of the advisory fee on the Core Equities, Growth Opportunity, Fixed Income and the Municipal Bond Funds. The maximum advisory fee is 0.70% of the first $100 million of the Core Equities Fund's average net assets, 0.65% of the second $100 million of such assets and 0.60% of such assets exceeding $200 million; 0.80% of the first $100 million of the Growth Opportunity Fund, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million; and 0.45% of the first $100 million of the Fixed Income Fund and Municipal Bond Fund's average net assets, 0.40% of the second $100 million of such assets and 0.35% of such assets exceeding $200 million.



(2) Other expenses would have been 1.53% for the Growth Opportunity Fund absent the voluntary waiver of a portion of the administrative fee and reimbursement of certain other operating expenses by the adviser. Other expenses would have been 0.49% for the International Fund absent the voluntary waiver of a portion of the administrative fee by the administrator. The administrator can terminate these voluntary waivers at any time at its sole discretion. Other expenses are expected to be 1.06% and 1.25% for the Fixed Income and Municipal Bond Funds, respectively, absent the anticipated reimbursement of certain other operating expenses by the adviser.



(3) The total estimated or actual operating expenses for the Core Equities, Growth Opportunity, International, Fixed Income and the Municipal Bond Funds would have been 1.74%, 2.58%, 1.52%, 1.76% and 1.95%, respectively, absent the actual or anticipated voluntary waiver of all or a portion of the advisory fee and the actual or anticipated waiver and/or reimbursement of certain other operating expenses. During the course of this period, projected expenses may be more or less than the average amount shown.



    On or about February 28, 1998, the Growth Opportunity and International Fund will no longer impose a maximum sales charge of 4.50%.




The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Portfolio will bear, either directly or indirectly. Wire-transferred redemptions of less than $5,000 may be subject to additional fees. Under the Plan, each Portfolio may bear up to .10% in "asset based sales charges" and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (see "Distribution and Service Plan"). The Adviser, the Administrator and the Distributor may, at their discretion, waive all or a portion of their fees. See the table above for any fee waivers. Investors purchasing or redeeming shares through Shareholder Servicing Agents and Dealers may be charged a fee in connection with such service and, therefore, the net return to such investors may be less than the net return by investing in the Portfolio directly. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein. The expense amounts contained in the example below may increase if the fee waivers are discontinued.



EXAMPLE:
You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each time period.

                                        CORE          GROWTH                           FIXED       MUNICIPAL
                                      EQUITIES      OPPORTUNITY     INTERNATIONAL     INCOME         BOND
                                        FUND           FUND             FUND           FUND          FUND
1 Year.............................   $      13      $      15        $      15      $      11     $      11
3 Years............................   $      40      $      47        $      47      $      33     $      33
5 Years............................         N/A            N/A        $      82            N/A           N/A
10 Years...........................         N/A            N/A        $     179            N/A           N/A

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THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON ESTIMATED DATA FOR THE CORE EQUITIES FUND, THE FIXED INCOME FUND AND THE MUNICIPAL BOND FUND'S, FISCAL YEAR ENDING
OCTOBER 31, 1998.



                        OLD WESTBURY INTERNATIONAL FUND
                              FINANCIAL HIGHLIGHTS


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                (For a share outstanding throughout each period)



      The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated December 12, 1997, on the Fund's financial statements for the year ended October 31, 1997, and on the following table for each of the periods presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.


                                                   YEAR ENDED OCTOBER 31,
                                      1997       1996       1995       1994      1993(A)
Net asset value, beginning of
  period..........................  $   11.16  $    9.80  $   10.81  $   10.14  $   10.00
Income from investment operations:
  Net investment income...........       0.12       0.13       0.14       0.10       0.00
  Net realized and unrealized
    gain (loss) on investments....       0.62       1.37      (1.07)      0.57       0.14
                                    ---------  ---------  ---------  ---------  ---------
  Total from investment
    operations....................       0.74       1.50      (0.93)      0.67       0.14
                                    ---------  ---------  ---------  ---------  ---------
Less distributions:
  Distributions from net
    investment income.............      (0.15)     (0.14)     (0.08)        --         --
                                    ---------  ---------  ---------  ---------  ---------
Net asset value, end of period....  $   11.75  $   11.16  $    9.80  $   10.81  $   10.14
                                    =========  =========  =========  =========  =========
  Total return*...................        6.6%      15.5%      (8.6%)       6.6%       1.4%

Ratios/Supplemental data:
  Net assets, end of period
    (in 000's)....................  $ 173,793  $ 135,794  $ 104,194  $ 104,529  $  11,957
  Ratio of expenses to average
    net assets before waiver
    of expenses...................       1.52%      1.52%      1.60%      1.70%      2.50%**+
  Ratio of expenses to average
    net assets....................       1.50%      1.50%      1.50%      1.50%      1.50%**
  Ratio of net investment income
    (loss) to average net
    assets........................       0.98%      1.19%      1.40%      0.90%     (0.91%)**
  Portfolio turnover..............         58%        55%        32%        23%         0%
  Average Commission rate paid....     0.0077     0.0080     0.0100         --         --

------------------

 * Total return is calculated without a sales charge assuming a purchase of shares on the first day and a sale on the last day of the period.



 ** Computed on annualized basis.

  The calculation takes state expense limitations into consideration.

(a) For the period from October 22, 1993 (commencement of operations) to October 31, 1993.

Note: Per share values are calculated using average shares outstanding.

Further information about the Portfolio's performance is contained in the Portfolio's Annual Report dated October 31, 1997, which can be obtained free of charge.



                      OLD WESTBURY GROWTH OPPORTUNITY FUND
                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------


                (For a share outstanding throughout the period)



      The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated December 12, 1997, on the Fund's financial statements for the year ended October 31, 1997, and on the following table for each of the periods presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.


                                                                           FOR THE
                                                                           PERIOD
                                                                            ENDED
                                                                         OCTOBER 31,
                                                                           1997(A)
Net asset value, beginning of period...................................   $   10.00
Income from investment operations:
  Net investment loss..................................................       (0.06)
  Net realized and unrealized gain on investments......................        1.88
                                                                          ---------
  Total from investment operations.....................................        1.82
                                                                          ---------
Net asset value, end of period.........................................   $   11.82
                                                                          =========
  Total return*........................................................        18.2%

Ratios/Supplemental data:
  Net assets, end of period (in 000's).................................   $  51,528
  Ratio of expense to average net assets before
     waiver of expenses................................................        2.58%**
  Ratio of expense to average net assets...............................        1.50%**
  Ratio of net investment loss to average net assets...................       (0.79%)**
  Portfolio turnover...................................................          46%
  Average Commission rate paid.........................................       0.141

------------------

  * Total return is calculated without a sales charge assuming a purchase of shares on the first day and a sale on the last day of the period.



 ** Annualized.

(a) For the period from February 28, 1997 (commencement of operations) to October 31, 1997.

Note: Per share values are calculated using average shares outstanding.


Further information about the Portfolio's performance is contained in the Portfolio's Annual Report dated October 31, 1997, which can be obtained free of charge.



                       INVESTMENT OBJECTIVE AND POLICIES

      The investment objective and policies of each Portfolio appear below. The investment objective of each Portfolio is fundamental and may not be changed without shareholder approval. While a Portfolio cannot assure that it will achieve its investment objective, it attempts to do so by following the investment policies described below.

      Unless indicated otherwise, the investment policies of a Portfolio may be changed by the Board of Directors ("Directors") without shareholder approval. However, shareholders will be notified before any material change in these policies becomes effective. Additional information about investments, investment limitations and strategies, and certain investment policies appears in the "Portfolio Investments and Strategies" section of this Prospectus and in the Statement of Additional Information.

OLD WESTBURY CORE EQUITIES FUND


      The investment objective of the Core Equities Fund is to seek above-average long-term capital appreciation. The Portfolio pursues this objective by investing primarily in a diversified portfolio of equity securities of large capitalization companies whose earnings are growing substantially faster than those of other companies. The Portfolio's investment philosophy is based on the belief that the price of a company's stock correlates with the direction and rate-of-change of the company's earnings. In line with this, the Portfolio seeks to invest in companies which are increasing their net income by 15-20% or more annually. The portfolio manager looks for long-term economic trends where there are prospects for substantial growth that will enable the leading companies to achieve prospective earnings goals. Corporations which will be able to meet the investment objective for a sustained period of time (5 years) represent the Portfolio's "core" holdings. These are supplemented by "opportunistic" stocks which are companies that appear to have strong earnings prospects for a more limited time period, most typically as a result of an economic or new product cycle or a major corporate restructuring. Under normal circumstances, the Portfolio generally will invest at least 65% of its total assets in equity securities of companies with market capitalizations of at least $2.5 billion.


PERMITTED INVESTMENTS

      Permitted investments include the following:

       common stocks of U.S companies that are listed on the New York or American Stock Exchange, or other domestic exchange, or traded in over-the-counter markets, preferred stocks of such companies, warrants, and preferred stock convertible into common stocks of such companies;


       convertible bonds of domestic issuers that are rated in the top four categories by a nationally recognized statistical rating organization ("NRSRO") such as BBB or better by Standard & Poor's ("S&P") and Fitch IBCA, Inc. ("Fitch"), or Baa or better by Moody's Investors Services, Inc. ("Moody's") or, if unrated, are of comparable quality as determined by the Portfolio's Adviser;


       U.S. government securities;

       debt obligations (including bonds, notes and debentures) denominated in U.S. dollars issued by U.S. corporations that are rated in the top four categories by an NRSRO or, if unrated, are of comparable quality as determined by the Portfolio's Adviser;

       options and futures;

       Money market instruments, including obligations of the U.S. government and its agencies and instrumentalities, other short-term debt securities, commercial paper, bank obligations and money market mutual funds (collectively, "Money Market Instruments"). For detailed information about these Money Market Instruments, see "Description of Each Portfolio's Investment Securities" in the Statement of Additional Information;

       repurchase agreements; and

       shares of other investment companies.

      For additional information on these permitted investments and a description of the other investment techniques and strategies of the Core Equities Fund, see the "Portfolio Investments and Strategies" section below.

OLD WESTBURY GROWTH OPPORTUNITY FUND

      The investment objective of the Growth Opportunity Fund is to seek capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of small and medium-sized companies that have the potential to become industry leaders. These United States and Canadian based companies will generally offer special opportunities for growth and capital appreciation without regard to current income and with earnings growth that over time would be well above the growth rate of the overall economy and the rate of inflation. Additionally, these companies will have a rate of growth that is expected to accelerate as a result of a catalyst, such as new products, changes in customer preferences, new management or changes or improvements in the economy. Under normal circumstances, the Portfolio generally will invest at least 65% to 85% of its total assets in companies with market capitalizations of under $3 billion.

      Although it is not the Portfolio's policy to invest or trade for short-term gains, the Portfolio may, from time to time, sell a security regardless of the length of time that it has been held in order to realize a profit or to avoid anticipated or further loss.

PERMITTED INVESTMENTS

      Permitted investments include the following:

       common stocks of U.S. and Canadian companies that are listed on the New York or American Stock Exchange, or other domestic or Canadian exchange, or traded in the over-the-counter market, preferred stocks of such companies, warrants, and preferred stocks convertible into common stocks of such companies;

       convertible bonds of domestic and Canadian issuers that are rated in the top four categories by an NRSRO or, if unrated, are of comparable quality as determined by the Portfolio's Adviser;

       U.S. government securities;

       debt obligations (including bonds, notes and debentures) issued by U.S. and Canadian corporations and governments that are denominated in U.S. dollars issued by U.S. and Canadian corporations and governments that are rated in the top four categories by an NRSRO or, if unrated, are of comparable quality as determined by the Portfolio's Adviser;

       options and futures;

       Money Market Instruments;

       repurchase agreements; and

       shares of other investment companies.

      For additional information on these permitted investments and a description of the other investment techniques and strategies of the Growth Opportunity Fund, see the "Portfolio Investments and Strategies" section below. For a description of certain risks associated with the ownership of foreign securities, see "Old Westbury International Fund--Foreign Securities" below.

SMALL AND MID CAPITALIZATION STOCKS

      Small market capitalization companies ("Small-Cap Companies") are those with market capitalizations of $1 billion or less at the time of the Portfolio's investment. Many Small-Cap Companies will have had their securities publicly traded, if at all, for only a short period of time and will not have had the opportunity to establish a reliable trading pattern through economic cycles. Investing in small and mid capitalization stocks may involve greater risk than investing in large capitalization stocks and more established companies, since they can be subject to greater volatility. The price volatility of Small-Cap Companies is relatively higher than larger, more mature companies. The greater price volatility of Small-Cap Companies may result from the fact that there may be less market liquidity, less information publicly available or few investors who monitor the activities of these companies. Further, in addition to exhibiting greater volatility, the stocks of Small-Cap Companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of Small-Cap Companies may decline in price as the price of large company stocks rise or vice versa. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions. Some Small-Cap Companies will not have been in existence long enough to experience economic cycles or to know whether they are sufficiently well managed to survive downturns or inflationary periods. Further, a variety of factors may affect the success of a company's business beyond the ability of its management to prepare or compensate for them, including domestic and international political developments, government trade and fiscal policies, patterns of trade and war or other military conflict which may affect particular industries or markets or the economy generally.

      Mid capitalization companies ("Mid-Cap Companies") are those with market capitalizations between $1 billion and $3 billion. The risks associated with investments in Mid-Cap Companies are similar to those associated with Small-Cap Companies as discussed above.

EMERGING GROWTH COMPANIES

      The nature of investing in emerging growth companies involves a greater level of risk than would be associated when investing in more established seasoned companies. Emerging growth companies are beyond their initial start-up periods but have not yet reached a state of established growth or maturity. The rate of growth of such companies may at times be dramatic; such companies often provide new products or services that enable them to capture a dominant or important market position, or have a special area of expertise, or are able to take advantage of changes in demographic factors in a more profitable way than other companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging growth companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. Shares of the Portfolio, therefore, may be subject to greater fluctuation in value than funds investing entirely in proven growth stocks.

CANADIAN COMPANIES

      The Portfolio may invest more than 10% of its total assets in Canadian securities. Canadian securities are sensitive to conditions within Canada, but also tend to follow the U.S. market. The country's economy relies strongly on the production and processing of natural resources. Also, the government has attempted to reduce restrictions against foreign investment, and its trade agreements with the U.S. and Mexico are expected to increase trade. Also, demand by many citizens in the Province of Quebec for secession from Canada may significantly impact the Canadian economy. In addition, the value in U.S. dollars of the Portfolio's assets denominated in Canadian currency may be affected by changes in exchange rates and regulations. For further disclosure and risk factors regarding investment in foreign securities generally, see "Foreign Securities" in the Statement of Additional Information.

OLD WESTBURY INTERNATIONAL FUND

      The investment objective of the International Fund is to seek long-term growth of capital. The Portfolio pursues this objective primarily through investment in a diversified portfolio of marketable equity securities of issuers domiciled outside of the United States. The Portfolio's assets will usually consist of issues listed on recognized foreign securities exchanges. The Portfolio is, however, free to hold securities that are not so listed, and may invest up to 15% of its assets in such securities.

      The Portfolio diversifies investments by issuer and does not concentrate in any one industry. In addition, the Portfolio allocates its investments among geographic regions and individual countries and, normally, will have 65% of its total assets invested in at least three different foreign countries. The Portfolio may invest 25% or more of its assets in the securities of a single country. See "Investment Restrictions." Particular securities are selected for investment based upon criteria established by the Adviser, including: (i) the relative economic prospects for various geographic regions and countries; (ii) the relative economic prospects of particular industrial sectors within those regions and countries; and (iii) the characteristics of particular issuers within those industrial sectors.

      Investments are made primarily in those regions and countries where, in the opinion of the Adviser, there are opportunities to achieve superior investment returns relative to other investment opportunities available outside the United States. The Portfolio does not, however, generally invest in debt or equity securities of U.S. issuers. The Portfolio emphasizes those industrial sectors of the world's market which, in the opinion of the Adviser, offer the most attractive risk/reward relationship. Securities of any given issuer are evaluated on the basis of such measures as price/earnings ratios, price/book ratios, cash flows and dividends and interest income.

PERMITTED INVESTMENTS

      Permitted investments include the following:

       common stocks of issuers domiciled outside of the United States, preferred stocks of such companies, warrants, and preferred stocks convertible into common stocks of such companies;

       convertible bonds of issuers domiciled outside of the United States that are rated in the top four categories by Moody's or S&P or, if unrated, are of comparable quality as determined by the Portfolio's Adviser;

       debt obligations (including bonds, notes and debentures) issued by issuers domiciled outside of the United States and foreign governments that are rated in the top four categories by Moody's or S&P or, if unrated, are of comparable quality as determined by the Portfolio's Adviser (investments in obligations of foreign governments or their political subdivisions are limited to direct government obligations and government-guaranteed securities);

       options and futures;

       foreign and domestic prime commercial paper;

       Money Market Instruments;

       repurchase agreements; and

       shares of other investment companies.

      For additional information on these permitted investments and a description of the other investment techniques and strategies of the International Fund, see the "Portfolio Investments and Strategies" section below.

FOREIGN SECURITIES

      Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of the Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

      The Portfolio may invest up to 50% of its net assets in securities of issuers in emerging markets countries, including Eastern Europe. A company in an emerging market is one that: (i) has its principal securities trading market in an emerging market country; (ii) is organized under the laws of, and with a principal office in, an emerging market; or (iii) (alone or on a consolidated basis) the issuer and all of its subsidiaries derive 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets. 'Emerging markets' include any country which is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations or its authorities. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Mexico, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom and United States. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging markets issuers and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe, the absence of developed legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

      So long as the Communist Party continues to exercise a significant or, in some countries, dominant role in Eastern European countries, investments in such countries will involve risk of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, and in many cases without adequate compensation, and there is no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Portfolio could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to Portfolio shareholders.

      Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets, volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commission on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity.

      The dividends and interest payable on certain of the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Portfolio shareholders. Investors should understand that the expense ratios of the Portfolio can be expected to be higher than those of investment companies investing in domestic securities due to the additional cost of custody of foreign securities. A more detailed description of the costs of operation of the Fund is contained under "Management of the Fund" and in the Statement of Additional Information.

      Portfolio securities which are listed on foreign exchanges may be traded on days that the Portfolio does not value its securities, such as Saturdays and the customary United States business holidays on which the New York Stock Exchange ("NYSE") is closed. As a result, the net asset value of the shares of the Portfolio may be significantly affected on days when shareholders do not have access to the Fund.

OPTIONS ON FOREIGN CONTRACTS; FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio's assets denominated in that currency. Accordingly, the value of the assets of the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. In addition, the Portfolio may incur costs in connection with conversions between various currencies. In order to protect against uncertainty in the level of future foreign exchange rates, the Portfolio is authorized to and may occasionally use forward foreign currency exchange contracts and purchase and write (sell) options on foreign currencies. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract and such contracts are traded directly between currency traders (usually large commercial banks with assets and deposits of over $1 billion) and their customers. A foreign currency call option gives the purchaser the right to buy, and the writer (seller) the obligation to sell, the underlying foreign currency at the exercise price during the option period. A foreign currency put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying foreign currency at the exercise price during the option period.

      If the Portfolio is the covered call writer, during the option period it gives up most of the potential for capital appreciation above the exercise price should the foreign currency rise in value. If the Portfolio is the secured put writer, during the option period it retains the risk of loss should the foreign currency decline in value. For the covered call writer, substantial appreciation in the value of the foreign currency would result in the foreign currency being "called away." For the secured put writer, substantial depreciation in the value of the foreign currency would result in the foreign currency being "put to" the writer. If the Portfolio is the writer and a covered call option expires unexercised, it realizes a gain in the amount of the premium. If the Portfolio is the buyer and a covered call option expires unexercised, it realizes a loss in the same amount. If the Portfolio as the covered call option writer has to sell the foreign currency because of the exercise of a call option, it realizes a gain or loss from the sale of the foreign currency, with the proceeds being increased by the amount of the premium.

      If the Portfolio is the writer and a secured put option expires unexercised, the Portfolio realizes a gain in the amount of the premium. If the Portfolio is the buyer and a secured put option expires unexercised, the Portfolio realizes a loss in the same amount. If the Portfolio as the secured put writer has to buy the underlying foreign currency because of the exercise of a put option, it incurs an unrealized loss to the extent that the current market value of the foreign currency is less than the exercise price of the put option, minus the premium received. Options purchased and sold other than on an exchange in private transactions also impose on the Portfolio the credit risk that the counterparty will fail to honor its obligations and with the assets of the Portfolio used to cover its options positions are deemed illiquid securities. The Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of the Portfolio's total assets and the Portfolio will not write (sell) options exceeding 25% of the Portfolio's total assets.

      The Portfolio may use such forward contracts and options only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security (a "transaction hedge"). Second, when the Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the foreign currency or options approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency or in currencies believed by the Adviser to bear a substantial correlation to the value of such currency (a "cross hedge"). (See "Foreign Currency Exchange Transactions and Options" in the Statement of Additional Information.)

      The extent to which the Portfolio may enter into transactions involving options and forward contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Portfolio's intention to qualify as such. See "Dividends, Distributions and Taxes."

      For additional information on these permitted investments and a description of the other investment techniques and strategies of the International Fund, see the "Portfolio Investments and Strategies" section below.

OLD WESTBURY FIXED INCOME FUND

      The investment objective of the Fixed Income Fund is to seek total return (consisting of current income and capital appreciation.) The Portfolio pursues this objective by investing primarily in a diversified portfolio of investment grade bonds and notes. The maturity of the Portfolio will be adjusted based on the outlook for the trend in interest rates. The Portfolio will invest, under normal circumstances, at least 65% of the value of its total assets in fixed income securities. Investment grade debt obligations at the time of purchase must be rated in the top four categories by at least one NRSRO (such as BBB or better by S&P or Fitch, or Baa or better by Moody's), or, if unrated, of comparable quality as determined by the Adviser. See "Ratings" in the "Portfolio Investments and Strategies" section. The Portfolio may invest up to 5% of its assets in debt obligations rated below investment grade but not lower than B by S&P, Fitch or Moody's, or of comparable quality, which are sometime referred to as high-yield debt obligations. For a description of these types of securities and the additional risks associated with them, see "Risk Factors--Lower Rated Fixed Income Securities" in the Statement of Additional Information.


      The Adviser attempts to manage the Portfolio's total performance, which includes both changes in principal value of the Portfolio's securities. and income earned, by anticipating opportunities in the capital markets and risks of changes in market interest rates. When the Adviser expects that market interest rates may decline, which would cause prices of outstanding bonds to rise, it generally extends the average maturity of the Portfolio's securities. When the Adviser expects that market interest rates may rise, which would cause prices of outstanding bonds to decline, it generally shortens the average maturity of the Portfolio's securities. Further, the Adviser attempts to improve the Portfolio's total return by weighing the relative value of alternative bond issues having similar maturities in selecting portfolio securities. By actively managing the Portfolio's securities in this manner, the Adviser seeks to provide capital appreciation during periods of falling interest rates and protection against capital depreciation during periods of rising rates.


PERMITTED INVESTMENTS

      Permitted investments include the following:

       debt obligations (including bonds, notes and debentures) of domestic and foreign issuers that, at the time of purchase, are rated in the top four categories by at least one NRSRO or, if unrated, are of comparable quality as determined by the Portfolio's Adviser (except that up to 5% of the Portfolio's assets may be rated as low as the sixth highest category);

       convertible securities of foreign and domestic issuers that, at the time of purchase, are rated in the top four categories by an NRSRO or, if unrated, are of comparable quality as determined by the Portfolio's Adviser (except that up to 5% of the Portfolio's assets may be rated as low as the sixth highest category);

       U.S. government securities;

       structured fixed income securities, including mortgage-backed securities, adjustable rate mortgage securities ("ARMS"), collateralized mortgage obligations ("CMOs"), and asset-backed securities;

       zero coupon obligations;

       options and futures;

       Money Market Instruments; and

       shares of other investment companies.

      For additional information on these permitted investments and a description of the other investment techniques and strategies of the Fixed Income Fund, see the "Portfolio Investments and Strategies" section below. In addition, the following is a description of the structured fixed income securities referred to above.


      Mortgage-Backed Securities. Some of the U.S. Government Securities in which the Portfolio will invest can represent an undivided interest in a pool of residential mortgages or may be collateralized by a pool of residential mortgages ("Mortgage-backed securities"). Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of Mortgage-backed securities include both interest and principal payments. Principal payments represent the amortization of the principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of Mortgage-backed securities. Due to these features, Mortgage-backed securities are less effective as a means of "locking-in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. Prepayments, which become more likely as mortgage interest rates decline, create a need to reinvest distribution of principal at then-current lower rates. Since comparatively high interest rates cannot be effectively "locked in," Mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable fixed-income government securities of comparable stated maturities. However, Mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates. Mortgage-backed securities utilizing ARMs may fluctuate less in value and suffer fewer prepayments than Mortgage-backed securities utilizing fixed rate mortgages.



      ARMS. ARMS are Mortgage-backed securities representing interests in adjustable rather than fixed interest rate mortgages. The Portfolio invests in ARMS issued by the GNMA, the FNMA, the FHLMC, and by non-government and private entities and are actively traded. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or Veterans Administration ("VA"), while those collateralizing ARMs issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.



      CMOs. CMOs are debt obligations collateralized by mortgage loans or Mortgage-backed securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but may be collateralized by whole loans or private mortgage-backed securities. The Portfolio will only invest in CMOs which are rated AAA by a NRSRO and which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. Government Securities; (c) securities in which the proceeds of the issuance are invested in mortgage securities and the payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government; or (d) collateralized by pools of mortgages or Mortgage-backed securities not guaranteed by the U.S. government or any government agency.


      Asset-Backed Securities. Asset-backed securities are obligations of trusts or special purpose corporations that directly or indirectly represent a participation in, or are secured by and payable from various types of assets. At the present time, automobile and credit card receivables are among the most common collateral supporting asset-backed securities. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with Mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. Asset-backed securities present certain risks that are not presented by Mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the services of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a recorded security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the Adviser considers any rating given to such securities, the financial strength of the provider of credit support, the type and extent of credit enhancement provided, as well as the documentation and structure of the issue itself and the credit support.

      Inverse Floaters. Certain securities issued by agencies of the U.S. government ("agency securities") that include a class bearing a floating rate of interest also may include a class whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate classes of an agency security and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index on which interest rate adjustments are based. As a result, the yield on an inverse floater class of an agency security will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.


      Resets of Interest. The interest rates paid on certain agency securities in which the Portfolio invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Media Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels.


      To the extent that the adjusted interest rate on the agency security reflects current market rates, the market value of an adjustable rate agency security will tend to be less sensitive to interest rate changes than a fixed rate debt security on the same stated maturity. For additional information on these permitted investments and a description of the other investment techniques and strategies of the Fixed Income Fund, see the "Portfolio Investments and Strategies" section below.

OLD WESTBURY MUNICIPAL BOND FUND


      The investment objective of Municipal Bond Fund is to provide dividend income that is exempt from federal regular income tax. Interest income of the Portfolio that is exempt from federal regular income tax retains its tax-free status when distributed to the Portfolio's shareholders. The Portfolio pursues its investment objective by investing in municipal securities. As a matter of investment policy, which may not be changed without shareholder approval, under normal circumstances, the Portfolio will be invested so that at least 80% of the income from investments will be exempt from federal regular income tax.


PERMITTED INVESTMENTS


      The municipal securities in which the Portfolio invests are:


       debt obligations and municipal leases issued by or on behalf of any state, territory, or possession of the United States, including the District of Columbia, or any political subdivision of any of them;


       participation interests, as described below, in any of the above obligations, the interest from which is, in the opinion of bond counsel for the issuers or in the opinion of officers of the Portfolio and/or the Adviser, exempt from regular federal income tax;


       options and futures;

       Money Market Instruments; and

       shares of other investment companies.

CHARACTERISTICS


      The municipal securities in which the Portfolio invests are:


       rated in the top four categories by an NRSRO or, if unrated, are of comparable quality as determined by the Portfolio's Adviser;

       guaranteed at the time of purchase by the U.S. government, its agencies or instrumentalities, as to the payment of principal and interest;

       fully collateralized by an escrow of U.S. government or other securities acceptable to the Adviser;

       rated at the time of purchase within Moody's highest short-term municipal obligation rating (MIG1/VMIG1) or Moody's highest municipal commercial paper rating (P-1) or S&P's highest short-term municipal commercial paper rating (SP-1) or Fitch's highest tax-exempt municipal obligation rating (FIN-1);


       unrated if, at the time of purchase, longer term municipal securities of the issuer are rated in the top four categories by an NRSRO (however, investments in unrated securities will not exceed 20% of the Portfolio's total assets); or


       determined by the Adviser to be equivalent to municipal securities which are rated in the top four categories by an NRSRO.

      For additional information on these permitted investments and a description of the other investment techniques and strategies of the Municipal Bond Fund, see the "Portfolio Investments and Strategies" section below. In addition, the following is a description of certain securities described above.


      Participation Interests. The Portfolio may purchase participation interests from financial institutions such as commercial banks, savings associations, and insurance companies. These participation interests give the Portfolio an undivided interest in municipal securities. The financial institutions from which the Portfolio purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Directors will determine that participation interests meet the prescribed quality standards for the Portfolio.



      Variable Rate Municipal Securities. The Portfolio may purchase municipal securities that have variable interest rates. Variable interest rates are ordinarily stated as a percentage of a published interest rate, interest rate index, or some similar standard, such as the 91-day U.S. Treasury bill rate.



      Many variable rate municipal securities are subject to payment of principal on demand by the Portfolio usually in not more than seven days. All variable rate municipal securities will meet the quality standards for the Portfolio.


      Municipal Leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, or a conditional sales contract.


      Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.



      Other Investment Techniques. The Portfolio may purchase a right to sell a security held by it back to the issuer or to another party at an agreed upon price at any time during a stated period or on a certain date. These rights may be referred to as "liquidity puts" or "standby commitments."


      Municipal Securities. Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

      Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

      The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.


      Municipal Bond Insurance. The Municipal Bond Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer Obtained Insurance") or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Portfolio (the "Policy" or "Policies").



     The Portfolio will require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Portfolio's quality standards. The Portfolio may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities when, in the opinion of the Portfolio's investment adviser, such insurance would benefit the Portfolio (for example, through improvement of portfolio quality or increased liquidity of certain securities). Issuer Obtained Insurance policies are noncancellable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer Obtained Insurance, then such security need not be insured by the Policies purchased by the Portfolio. (Please refer to the Statement of Additional Information for more information.)



      Investment Risks. Yields on municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal bond markets; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Portfolio to achieve its investment objective also depends on the continuing ability of the issuers of municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due.


                      PORTFOLIO INVESTMENTS AND STRATEGIES

      Borrowing. Each of the Portfolios is permitted as a fundamental investment policy to borrow money for temporary purposes from banks or through reverse repurchase agreements (arrangements in which a Portfolio sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) in amounts of up to one-third of its total assets, and pledge some assets as collateral. This policy cannot be changed without the approval of holders of a majority of the Portfolios' outstanding shares.


      Common and Preferred Stocks. Since certain of the Portfolios contain common stocks of foreign and domestic issuers, an investment in shares of a Portfolio should be made with an understanding of the risks inherent in any investment in common stocks including the risk that the financial condition of the issuers of the securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. Holders of common stocks have a right to receive dividends only when, if, and in the amounts declared by the issuer's board of directors and to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. By contrast, holders of preferred stocks usually have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis. Dividends on cumulative preferred stock must be paid before any dividends are paid on common stock and any cumulative preferred stock dividend which has been omitted is added to future dividends payable to the holders of such cumulative preferred stock. Preferred stocks are also usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks.


      Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks in the Portfolio thus may be expected to fluctuate over the life of the Portfolio.


      Convertible Securities. The convertible securities in which certain of the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. Convertible securities generally have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They usually participate to a lesser degree in the appreciation or the depreciation of the underlying stock into which they are convertible. The convertible securities in which a Portfolio may invest must be rated, at the time of purchase, BBB or higher by S&P or Baa or higher by Moody's, or, if unrated, be of comparable quality as determined by the Portfolios' Adviser. (If a security's rating is reduced below the required minimum after a Portfolio has purchased it, a Portfolio is not required to sell the security, but may consider doing so.) Bonds rated BBB by S&P or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds.


      Warrants. Certain of the Portfolios may invest in warrants, which entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time (generally two or more years). The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

      Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

      Debt Obligations. The Portfolios may invest in debt obligations, including bonds, notes, and debentures of corporate issuers or governments, which may have floating or fixed rates of interest.

      Fixed Rate Debt Obligations. The Portfolios may invest in fixed rate debt obligations, including fixed rate debt securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or fixed income security approaching maturity, where the expectation of call or redemption is high.

      Fixed rate securities exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described below, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

      Floating Rate Debt Obligations. The Portfolios may invest in floating rate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days to an increment over some predetermined interest rate index). Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Increasing rate securities' rates are reset periodically at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issuer's prospectus.

      Depositary Receipts. The International Fund may invest in foreign issuers by purchasing Depositary Receipts (sponsored or unsponsored ADRs, GDRs and EDRs). ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle a Portfolio to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

      Derivatives. Certain of the Portfolios may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. There are in fact many different types of derivatives and many different ways to use them. Such derivative transactions may be used to adjust the risk and return characteristics of a Portfolio or to adjust the overall exposure to certain markets. However, these techniques or investments may result in a loss, regardless of whether the intent was to reduce risk or increase return, with unexpected changes in market conditions or if the counterparty to the transaction does not perform as promised. Additionally, these techniques or investments may increase volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Portfolios may use derivatives for hedging purposes, cash management purposes and as a substitute for investing directly in equity instruments or other securities. A description of the derivatives that the Portfolios may use and some of their associated risks follows.

      Illiquid Investments; Privately Placed and other Unregistered Securities. The Portfolios may not acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Portfolios' net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Portfolios may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933 (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolios. The price the Portfolios pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

      The Portfolios may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Directors. The Directors will monitor the Adviser's implementation of these guidelines on a periodic basis.

      The Portfolios may invest in securities listed on a securities exchange or traded in an over-the-counter market, and may invest in certain restricted or unlisted securities.

      Investment Company Securities. The Portfolios may invest their assets in securities of other investment companies as an efficient means of carrying out their investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Portfolios in shares of other investment companies may be subject to such duplicate expenses.

      Lending Portfolio Securities. In order to generate additional income, each of the Portfolios is permitted as a fundamental investment policy to lend portfolio securities on a short-term or long-term basis, or both, up to one-third of the value of their respective total assets to broker/dealers, banks, or other institutional borrowers of securities. The Portfolios will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Directors and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. Collateral received in the form of cash may be invested in highly liquid investments, including repurchase agreements and other money market instruments. There is the risk that when lending portfolio securities, the securities may not be available to the Portfolios on a timely basis and the Portfolios may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

      Options and Futures Transactions. The Growth Opportunity Fund, Core Equities Fund and Fixed Income Fund may use financial futures contracts, options on futures contracts, call and put options on securities and financial indices (collectively, "futures and options"). Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying instrument.

      The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Portfolio's return. While the use of these instruments by the Portfolios may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Portfolios' return. Certain strategies limit the Portfolios' potential to realize gains as well as limit its exposure to losses. The Portfolios could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Portfolios from liquidating an unfavorable position and the Portfolios would remain obligated to meet margin requirements until the position is closed. In addition, the Portfolios will incur transaction costs, including trading commissions and options premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Portfolios' turnover rate.

      The Portfolios will not enter into futures contracts or options thereon to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets. The Portfolios will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money", do not exceed 5% of the Portfolios' net assets. The Portfolios will segregate assets or "cover" their positions consistent with requirements under the 1940 Act.

      Portfolio Turnover. Purchases and sales are made for the Portfolios whenever necessary, in the Adviser's opinion, to meet the Portfolios' objectives. The estimated portfolio turnover rate for the Core Equities Fund, Fixed Income Fund and Municipal Bond Fund should not exceed 50%, 70% and 25%, respectively. Portfolio turnover may involve the payment by the Portfolios' of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Portfolios which could have an effect on the Portfolios' total rate of return.

      Ratings. Securities rated in the fourth highest investment grade category (Baa by Moody's, or BBB by S&P and Fitch) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than higher rated securities. The Appendix to the Statement of Additional Information contains a complete description of ratings.

      The Portfolios' Adviser will evaluate downgraded securities on a case-by-case basis. The Adviser will determine whether or not the security continues to be a permitted investment. If not, the security will be sold.

      Repurchase Agreements. The securities in which the Portfolios invest may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to a Portfolio and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from a Portfolio, the Portfolio could receive less than the repurchase price on any sale of such securities.

      Short Sales. The Core Equities Fund may make short sales. A short sale occurs when a borrowed security is sold in anticipation of a decline in its price. If the decline occurs, shares equal in number to those sold short can be purchased at the lower price. If the price increases, the higher price must be paid. The purchased shares are then returned to the original lender. Risk arises because no loss limit can be placed on the transaction. When the Portfolio enters into a short sale, assets equal to the market price of the securities sold short or any lesser price at which the Portfolio can obtain such securities, are segregated on the Portfolio's records and maintained until the Portfolio meets its obligations under the short sale.


      Temporary Investments. Each portfolio may maintain up to 100% of its assets in Money Market Instruments for temporary, defensive purposes. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility. The Money Market Instruments for the Core Equities, Growth Opportunity and Fixed Income Funds include obligations of the U.S. government and its agencies and instrumentalities, other short-term debt securities which are rated in the two top categories by Moody's or S&P or, if unrated, are of comparable quality as determined by the Adviser, commercial paper, bank obligations and money market mutual funds. The Money Market Instruments for International Fund include domestic and foreign government obligations, bank obligations, commercial paper and short-term securities which are rated in the top two categories by Moody's or S&P or, if unrated, are of comparable quality as determined by the Adviser. The Money Market Instruments for Municipal Bond Fund include taxable or tax-exempt obligations of the U.S. government and its agencies and instrumentalities, short-term debt securities of municipal or corporate issuers, domestic and foreign government obligations, bank obligations, commercial paper and short-term securities which are rated in the two top categories by Moody's or S&P or, if unrated of comparable quality as determined by the Adviser. Although Municipal Bond Fund is permitted to make temporary, taxable investments, there is no current intention of generating income subject to federal regular income tax.



      U.S. Government Securities. The Portfolios may invest in U.S. government securities which include:

       direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

       notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

       notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

       notes, bonds, and discount notes of other U.S. government instrumentalities supported by the credit of the instrumentalities.

      Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:

       the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

       the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

       the credit of the agency or instrumentality.

      When-Issued and Delayed Delivery Securities. The Portfolios may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and for fixed income investments no interest accrues to the Portfolios until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. The Portfolios maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolios will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolios may be disadvantaged. It is the current policy of the Portfolios not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolios' total assets less liabilities other than the obligations created by these commitments.

      Zero Coupon Securities. The Fixed Income Fund may invest in zero coupon bonds. The Portfolio may invest in zero coupon bonds in order to receive the rate of return through the appreciation of the bond. This application is extremely attractive in a falling rate environment as the price of the bond rises rapidly in value as opposed to regular coupon bonds. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity.

      Zero coupon securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon securities accretes at a stated yield until the security reaches its face amount at maturity. In addition, zero coupon securities usually have put features that provide the holder with the opportunity to sell the bonds back to the issuer at a stated price before maturity.

      Generally, the price of zero coupon securities are more sensitive to fluctuations in interest than are conventional bonds and convertible securities. In addition, federal tax law requires the holder of a zero coupon security to recognize income from the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to avoid liability of federal income taxes, the Portfolio will be required to distribute income accrued from zero coupon securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

ADDITIONAL INVESTMENT RISKS

      Debt Market. In the debt market, prices move inversely to interest rates. A decline in market interest rates results in a rise in the market prices of outstanding debt obligations. Conversely, an increase in market interest rates results in a decline in market prices of outstanding debt obligations. In either case, the amount of change in market prices of debt obligations in response to changes in market interest rates generally depends on the maturity of the debt obligations: the debt obligations with the longest maturities will experience the greatest market price changes.

      The market value of debt obligations, and therefore each Portfolio's net asset value, will fluctuate due to changes in economic conditions and other market factors such as interest rates which are beyond the control of the Portfolios' Adviser. The Portfolios' Adviser could be incorrect in its expectations about the direction or extent of these market factors. Although debt obligations with longer maturities offer potentially greater returns, they have greater exposure to market price fluctuation. Consequently, to the extent a Portfolio is significantly invested in debt obligations with longer maturities, there is a greater possibility of fluctuation in a Portfolio's net asset value.

      High Yield Debt Obligations. Debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment-grade bonds, lower-rated bonds tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds.

      Stock Market. As with other mutual funds that invest primarily in equity securities, the Growth Opportunity Fund, International Fund and Core Equities Fund are subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time, and the United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease. Stocks in the small and medium capitalization sector of the United States equity market tend to be slightly more volatile in price than larger capitalization stocks, such as those included in the S&P 500. This is because, among other things, small- and medium-sized companies have less certain growth prospects than larger companies, have a lower degree of liquidity in the equity market, and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting slightly higher volatility, the stocks of small- and medium-sized companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of small- and medium-sized companies may decline in price as the price of large company stocks rises or vice versa.

INVESTMENT RESTRICTIONS


      As a diversified investment company, 75% of the total assets of each of the Portfolios is subject to the following limitations: (a) the Portfolios may not invest more than 5% of its total assets in the securities of any one issuer and (b) the Portfolios may not own more than 10% of the outstanding voting securities of any one issuer. The classification of the Fund as a diversified investment company is a fundamental policy of the Fund and may be changed only, with respect to the Portfolios, with the approval of the holders of a majority of the outstanding shares of the Portfolios. As used in this Prospectus, the term "majority of the outstanding shares of the Portfolios" means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of each of the Portfolios.



      Each of the Portfolios also operates under certain investment restrictions which are deemed fundamental policies of the Portfolio and also may be changed only with the approval of the holders of a majority of that Portfolio's outstanding shares. In addition to other restrictions listed in the Statement of Additional Information, each of the Portfolios may not (except where specified):



     (i) mortgage, pledge or hypothecate any assets except that each Portfolio may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (ii) below; or



     (ii) purchase securities on margin or borrow money, except from banks for extraordinary or emergency purposes (not for leveraging or investment), provided that such securities in the aggregate do not exceed an amount equal to one-third of the value of the total assets of each Portfolio less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times.


     The following are investment restrictions, in addition to other restrictions in the Statement of Additional Information, that may be changed by a vote of the majority of the Board of Directors. Each of the Portfolios will not:

            (a) invest more than 15% of the market value of the Portfolio's net assets in illiquid investments including time deposits and repurchase agreements of over seven days' duration; or

            (b) purchase securities while borrowings exceed 5% of its total assets.


      If a percentage restriction (except (ii) above) is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of a Portfolio's investment securities will not be considered a violation of a Portfolio's restrictions.


      For a more detailed discussion of these investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

      The Fund's Board of Directors, which has overall responsibility for the management of the Fund, has employed Bessemer Trust Company, N.A. to serve as Adviser of the Portfolios. The Adviser is a national bank engaged primarily in investment management, trust, fiduciary and other financial services which it provides to individuals of high net worth and institutions. The Adviser supervises all aspects of the Portfolios' operations and provides investment advice and portfolio management services to the Portfolios. Subject to the supervision of the Fund's Board of Directors, the Adviser makes the Portfolios' day-to-day investment decisions with respect to all purchases and sales, arranges for the execution of portfolio transactions and generally manages the Portfolios' investments. The Adviser also provides supervisory personnel who are responsible for supervising the performance of the Portfolios' administrator. However, the administrator, Federated Administrative Services (the "Administrator"), provides personnel to perform the operational components of all administrative services.


      Mr. John D. Chadwick is primarily responsible for the day-to-day investment management of the Core Equities Fund. Prior to joining Bessemer, Mr. Chadwick served as Senior Vice President and Senior Portfolio Manager at Kidder Peabody & Co. from 1985 through 1994 where he started the Equity Income Fund and managed certain index funds. Since 1994, Mr. Chadwick has served as Executive Vice President and Portfolio Manager for the Large Cap Equity portfolios of Bessemer Companies. His previous experience includes serving as a Vice President and Senior Portfolio Manager with Citibank, N.A.'s Institutional Investment Division and, prior to that, Senior Investment Analyst with Union Carbide Corp. Mr. Chadwick received a B.A. in Economics from Harvard University and an M.B.A. in Industrial Management from the Wharton School of Finance & Commerce of the University of Pennsylvania.


      Mr. Harry P. Rekas is primarily responsible for the day-to-day investment management of the Growth Opportunity Fund. Mr. Rekas has been managing equity portfolios since 1981, when he joined Oppenheimer Capital Corporation. Most recently he managed the Capital Appreciation portfolio at AIG Investment Management Corporation. The portfolio had assets in excess of $300 million and was focused on small and mid capitalization equities. In addition to his investment management experience, Mr. Rekas has been a commercial lender with Fidelity Bank and assistant treasurer with Computer Science Corporation. Mr. Rekas graduated from the Wharton School of the University of Pennsylvania, where he majored in Finance, and he earned an MBA degree from Pepperdine University.

      Mr. John Trott is primarily responsible for the day-to-day investment management of the International Fund. Mr. Trott joined the Adviser in 1992, and was a chief investment officer for Klienwort Benson International Investment LTD. since 1988, where he managed investments for clients with similar objectives to those of the Portfolio.


      Mr. Harold S. Woolley is primarily responsible for the day-to-day investment management of the Fixed Income Fund. Mr. Woolley has headed the fixed income investments group at Bessemer, N.A. since 1985. Prior to joining Bessemer in 1985, Mr. Woolley was a managing director and head of fixed income investments for the Equitable Investment Management Corp. and a Vice President of the Equitable Life Assurance Society of the U.S. Mr. Woolley graduated with an A.B. from Bucknell University, and holds an M.B.A. from the Amos Tuck School of Graduate Business, Dartmouth College. Mr. Woolley is a Chartered Financial Analyst.



      Mr. Bruce A. Whiteford is primarily responsible for the day-to-day investment management of the Municipal Bond Fund and, since 1996, has served as Senior Vice President and Portfolio Manager of the Municipal Bond department. Prior to joining Bessemer in 1996, Mr. Whiteford oversaw $5 billion in fixed income investments as Vice President, Manager--U.S. Fixed Income Funds Group, Chase Asset Management, a division of Chase Manhattan Bank, N.A. from 1986 to 1996. From 1980 to 1986, Mr. Whiteford worked at U.S. Trust Company where he was a Vice President, Portfolio Manager in the fixed income department. Prior to joining U.S. Trust, Mr. Whiteford worked for Moody's Investor Service as a statistical credit analyst. Mr. Whiteford graduated from the University of South Carolina with a B.S. in Finance.


      Due to the services performed by the Adviser and the Administrator, the Fund currently has no employees and its officers are not required to devote their full time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each Director and principal officer of the Fund.


      The Adviser, along with its associated entities, Bessemer Trust Company (New Jersey) and Bessemer Trust Company of Florida, is a subsidiary of The Bessemer Group, Incorporated, a registered bank holding company in the State of New Jersey, which is wholly owned by trusts for the benefit of the descendants of Henry Phipps, a founder of the Carnegie Steel Company. In addition to services provided to the Phipps family, which now account for less than 20% of the Adviser's business, the Bessemer banks at present provide investment, fiduciary and personal banking services to approximately 900 clients with total assets under management of about $14.9 billion, approximately $1.7 billion of which is represented by investments in foreign securities, and $840 million of which is represented by investments in emerging growth securities. The banks have offices in New York, New York; Washington, D.C.; Woodbridge, New Jersey; Palm Beach, Florida; Miami, Florida; Naples, Florida; Chicago, Illinois; Los Angeles, California; San Francisco, California; London, England and Grand Cayman, Cayman Islands B.W.I. The Adviser's address is 630 Fifth Avenue, New York, New York 10111. As of February 17, 1998, Bessemer Trust Company, Woodbridge, New Jersey, held 98.12% of the voting securities of the Growth Opportunity Fund and 93.33% of the voting securities of the International Fund under the nominee name Naidot & Co. for its customers, and therefore, may, for certain purposes, be deemed to control the Growth Opportunity Fund and International Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


      The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser, including a Portfolio, are purchasing the same security in a given day from the same broker-dealer, such transactions may be averaged as to price.

      The Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Portfolios. Under those provisions, subject to applicable law and procedures adopted by the Board of Directors, the Adviser may (i) pay commissions to brokers which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Portfolios and/or other advisory accounts of itself and any investment adviser affiliated with it; and (ii) consider the sales of shares of the Portfolios by brokers as a factor in its selection of brokers of Portfolio transactions.

      As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser a fee, computed daily and payable monthly, in accordance with the following schedule:

      The Core Equities Fund--.70% of the first $100 million of Portfolio's average net assets, .65% of the second $100 million of the Portfolio's average net assets; and .60% of the Portfolio's average net assets exceeding $200 million;

      The Growth Opportunity Fund and International Fund--.80% of the first $100 million of the Portfolios' average net assets, .75% of the second $100 million of the Portfolios' average net assets, and .70% of the Portfolio's average net assets exceeding $200 million; and

      The Fixed Income Fund and Municipal Bond Fund--.45% of the first $100 million of the Portfolios' average net assets, .40% of the second $100 million of the Portfolios' average net assets, and .35% of the Portfolio's average net assets exceeding $200 million.

      The Statement of Additional Information contains further information about the Advisory Contract including a more complete description of the advisory and expense arrangements.

      Pursuant to the Portfolios' Distribution and Service Plan, the Adviser will also act as a shareholder servicing agent for the Portfolios pursuant to which the Portfolios are permitted to pay the Adviser a maximum of 0.25% per annum of the Portfolios' average daily net assets to compensate it and to permit the Adviser to compensate banks and other financial institutions (the Adviser with such other institutions, each a "Shareholder Servicing Agent") whose clients are Fund shareholders for providing shareholder services. In addition, the Plan provides that the Adviser may use the advisory fee or its own resources for distribution and servicing purposes including defraying the costs of performing shareholder servicing functions on behalf of the Portfolios, compensating others, including banks, broker-dealers and other organizations whose customers or clients are shareholders of the Portfolios for providing assistance in distributing the Portfolios' shares and defraying the cost of shareholder servicing and other promotional activities. See "Distribution and Service Plan."

      The Portfolios are responsible for payment of their expenses, including, without limitation, the following types of expenses: fees payable to the Adviser, Distributor, Administrator, custodian, transfer agent and dividend agent; brokerage and commission expenses; foreign, federal, state or local taxes, including issuance and transfer taxes incurred by or levied on them; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and nonrecurring legal, accounting, recordkeeping and auditing expenses; costs of organizing and maintaining the Fund's existence as a corporation; compensation, including Directors' fees, of any Directors, officers or employees who are not officers or employees of the Adviser, the Administrator or their affiliates; costs of other personnel providing administrative and clerical services; costs of shareholder services, including charges and expenses of persons providing confirmations of transactions in the Portfolios' shares, periodic statements to shareholders and recordkeeping services and costs of shareholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering their shares under the appropriate federal securities laws and of qualifying their shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; any other distribution or promotional expenses contemplated by an effective plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act; and expenses of preparing, printing and delivering the initial registration statement and of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.

      The Distributor pays the promotional and advertising expenses related to the distribution of the Portfolios' shares and for the printing of the Portfolios' prospectus used in connection with the distribution and sale of Portfolio shares for which it may be reimbursed under the Plan. See "Distribution and Service Plan" herein and in the Statement of Additional Information.

                               THE ADMINISTRATOR


      Federated Administrative Services, the Administrator, has its principal office at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.



      Pursuant to the Administrative Services Agreement with the Portfolios, the Administrator provides the overall administration of the Portfolios, subject to the supervision of the Fund's Board of Directors including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Portfolio; the preparation and filing of all documents required for compliance by the Portfolios with applicable laws and regulations; providing equipment and clerical personnel necessary for maintaining the organization of the Portfolios; preparation of certain documents in connection with meetings of the Board of Directors and shareholders; and the maintenance of books and records of the Portfolios. The Administrator provides persons satisfactory to the Board of Directors of the Fund to serve as officers and directors of the Fund, as the case may be. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Administrator or its affiliates.


      For providing these services and for bearing the related expenses, the Administrator receives from each Portfolio a fee accrued daily and paid monthly at an annual rate equal to:

       MAXIMUM                AVERAGE AGGREGATE DAILY
 ADMINISTRATIVE FEE           NET ASSETS OF THE FUND
        .15%                 on the first $250 million
        .125%                on the next $250 million
        .10%                 on the next $250 million
        .075%           on assets in excess of $750 million

      The administrative services fee received during any fiscal year shall be at least $75,000 per Portfolio. Federated Administrative Services may choose to voluntarily waive a portion of its fee at any time.

                         DISTRIBUTION AND SERVICE PLAN

      Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") for the Portfolios and, pursuant to the Plan, the Portfolios have entered into a Distribution Agreement and a Shareholder Servicing Agreement with the Distributor and a Shareholder Servicing Agreement with the Adviser. For its services under its Shareholder Servicing Agreement, the Distributor is permitted to receive payments from the Portfolios to permit it to make payments to broker-dealers, with which it has written agreements and whose clients are Fund shareholders (each a "Broker-Dealer"), for providing shareholder services up to 0.25% per annum of the Portfolios average daily net assets attributable to the clients of these Broker-Dealers. For its services under its Shareholder Servicing Agreement, the Adviser is permitted to receive a payment from the Portfolios of 0.25% per annum of the Portfolios average daily net assets attributable to the clients of the Adviser (and its affiliates) to compensate it for providing shareholder services to such clients. In addition, the Shareholder Servicing Agreement provides that the Adviser is permitted to receive payments from the Portfolios (together with the Distributor's fee, the "Shareholder Servicing Fee") to actually permit it to make payments to banks, savings and loans and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each institution, a "Shareholder Servicing Agent") for providing shareholder services up to 0.25% per annum of the Portfolios' average daily net assets attributable to the clients of the other Shareholder Servicing Agents. Therefore, the total of the Shareholder Servicing Fees in the aggregate payable to the Distributor and the Adviser will not exceed 0.25% of the net assets of the Portfolios.

      Each Shareholder Servicing Agent and Broker-Dealer will, as agent for its customers, among other things; answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Portfolios may be effected and certain other matters pertaining to the Portfolios; assist shareholders in designating and changing dividend options, account designations and addressees; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Portfolios) monthly and year-end statements and confirmation of purchases and redemptions; transmit, on behalf of the Portfolios, proxy statements, annual reports, updating prospectuses and other communications from the Portfolios to shareholders of the Portfolios; receive, tabulate and transmit to the Portfolios proxies executed by shareholders with respect to meeting of shareholders of the Portfolios; and provide such other related services as the Portfolios or a shareholder may request. As set forth in the preceding paragraph, for these services, each Shareholder Servicing Agent and Broker-Dealer (either directly or from the Distributor or Adviser) receives a fee, which may be paid periodically, on an annual basis equal to 0.25% of the average daily net assets of the Portfolios represented by shares owned during the period for which payment is being made by investors with whom such Shareholder Servicing Agent or Broker-Dealer maintains a servicing relationship. Shareholder Servicing Agents and Broker-Dealers may waive all or a portion of their Shareholder Servicing Fees. In addition, the Distribution Agreement with the Distributor provides for reimbursement to the Distributor by the Portfolios for its distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolios' shares in an amount not to exceed 0.10% per annum of each Portfolio's average daily net assets (the "Distribution Reimbursement").

      Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Portfolios, will solicit orders for the purchase of the Portfolios' shares, provided that any subscriptions and orders will not be binding on the Portfolios until accepted by the Portfolios as principal. The Plan, the Distribution Agreement and the Shareholder Servicing Agreement with the Distributor provide that, in addition to the Shareholder Servicing Fee and the Distribution Reimbursement, the Portfolios will pay for
(i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Distribution Agreement and the Shareholder Servicing Agreement and by the Adviser under its Shareholder Servicing Agreement, and (ii) typesetting, printing and delivering the Portfolios' prospectus to existing shareholders of the Portfolios and preparing and printing subscription application forms for shareholder accounts. The expenses enumerated in this paragraph shall not exceed an amount equal to 0.05% per annum of each Portfolio's average daily net assets.

      The maximum amount payable under the Plan is 0.40% per annum of the average net assets of each Portfolio.

      The Plan, the Shareholder Servicing Agreements and the Distribution Agreement each provide that the Adviser and the Distributor may make payments from time to time from their own resources, which may include past profits for the following purposes: to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Portfolios; to compensate certain financial intermediaries for providing assistance in distributing the Portfolios' shares; to pay the costs of printing and distributing the Portfolios' prospectus to prospective investors; and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolios' shares. The Distributor or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the Shareholder Servicing Agents and Broker-Dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which the Portfolios are required to pay to the Distributor or Adviser for any fiscal year under the Shareholder Servicing Agreements or otherwise.

      Shareholder Servicing Agents and Broker-Dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the Shareholder Servicing Agents and Broker-Dealers. In addition, Shareholder Servicing Agents and Broker-Dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Portfolios directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Portfolios directly. Accordingly, the net yield to investors who invest through Shareholder Servicing Agents and Broker-Dealers may be less than by investing in the Portfolios directly. An investor should read this Prospectus in conjunction with the materials provided by the Shareholder Servicing Agent and Broker-Dealer describing the procedures under which Portfolio shares may be purchased and redeemed through the Shareholder Servicing Agent and Broker-Dealer.

      The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to the Portfolios or their shareholders.

PURCHASE OF SHARES

      Shares of the Portfolios may be purchased at net asset value only through a Shareholder Servicing Agent or through a broker-dealer that has an agreement with the Distributor. The minimum initial investment is $1,000. Initial investments may be made in any amount equal to or in excess of the minimum. The minimum amount for subsequent investments is $100. Orders received as of the earlier of 4:00 p.m., New York time, or the close of regular trading on any day on which the New York Stock Exchange ("NYSE") is open for trading ("Fund Business Day") will be executed at the public offering price determined on that day. Orders received after the earlier of 4:00 p.m., New York time, or the close of the NYSE on any Fund Business Day, will be executed at the public offering price determined on the next Fund Business Day. Shares will be issued upon receipt of payment by the Portfolios. The Portfolios or the Distributor each reserves the right to reject any subscription for its shares. Certificates for Portfolio shares will not be issued to those who invest in the Portfolios.

HOW TO PURCHASE SHARES

      All funds received by the Portfolios are invested in full and fractional shares of the Portfolios. Certificates for shares are not issued. The Fund maintains records of each shareholder's holdings of Portfolio shares, and each Shareholder Servicing Agent and Broker-Dealer maintains records of each of their customer's accounts and each shareholder receives a statement of transactions, holdings and dividends. The Portfolios reserve the right to reject any purchase. Shares of the Portfolios may be purchased only in those states where they may lawfully be sold.

      An investment may be made using any of the following methods:

      By Mail. Contact your Shareholder Servicing Agent or Broker-Dealer for further instructions. Checks are accepted subject to collection at full value. Shares will be issued upon receipt of payment by the Portfolios. If shares are purchased by check and redeemed before the check has cleared, the transmittal of redemption proceeds will be delayed until funds are collected, which may take up to 7 days from the date of purchase.

      For shareholders who do not maintain a relationship with a Shareholder Servicing Agent or Broker-Dealer, shares of the Portfolios may be purchased directly from the Distributor. Purchase orders will be effected at the public offering price next determined after acceptance of the order by the Distributor.

      Shareholders wishing to purchase shares of the Portfolios through the Distributor must complete a Purchase Application accompanying this Prospectus and mail it together with a check payable to the name of the Portfolio to:

                               Old Westbury Funds, Inc.
                               P.O. Box 926
                               New York, NY 10159-0926

      Subsequent investments in the Portfolios do not require a Purchase Application, however, the shareholder's account number must be clearly marked on the check to ensure proper credit. Subsequent purchases may also be made by sending a check with the detachable coupon that regularly accompanies the confirmation of a previous transaction.

      Accounts of shareholders who purchase shares directly from the Distributor will be maintained by the transfer agent for the Fund, Fundamental Shareholder Services, Inc. ("FSSI" or the "Transfer Agent"). For account balance information and shareholder services, shareholders may call FSSI at (800) 607-2200.

      By Wire. Investments may be made directly through the use of wire transfers of federal funds. Shares purchased by wire will be effected at the public offering price next determined after acceptance of the order by the Distributor. Contact your bank and request it to wire federal funds to a Portfolio. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. Contact your Shareholder Servicing Agent or Broker-Dealer for further instructions.

      For shareholders who do not maintain a relationship with a Shareholder Servicing Agent or Broker-Dealer, shares may be purchased directly from the Distributor by federal funds wire. Please contact the Transfer Agent at (800) 607-2200 for specific instructions.

      Investors making initial investments by wire must promptly complete the Purchase Application accompanying this Prospectus and forward it to FSSI, the Fund's Transfer Agent. No Purchase Application is required for subsequent purchases. Completed applications should be directed to the address listed above under "How to Purchase Shares--By Mail." The application may also be sent by facsimile. Please contact FSSI at (800) 607-2200 for complete instructions.

                              REDEMPTION OF SHARES


      Upon receipt by the Portfolios of a redemption request in proper form, shares of the Portfolios will be redeemed at their next determined net asset value. Orders received as of the earlier of 4:00 p.m., New York time, or the close of regular trading on any day on the NYSE on each Fund Business Day will be executed at the public offering price determined on that day. Orders received after the earlier of 4:00 p.m., New York time, or the close of the NYSE on any Fund Business Day, will be executed at the public offering price determined on the next Fund Business Day.


      Checks for redemption proceeds will be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 7 days. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in gain or loss for income tax purposes.

      By Telephone. Redemptions may be made by calling your Shareholder Servicing Agent or Broker-Dealer. The Shareholder Servicing Agents or Broker-Dealers may accept telephone redemption requests from any person with respect to accounts of shareholders who have previously elected this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Portfolios will employ reasonable procedures to confirm that telephone redemption instructions are genuine and will require that shareholders electing such option provide a form of personal identification. The failure by a Portfolio to employ such procedures may cause a Portfolio to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions. The telephone redemption option may be modified or discounted at any time upon 60-days notice to shareholders and may not be available through all Shareholder Servicing Agents or Broker-Dealers.

      For shareholders whose accounts are maintained by the Transfer Agent and who have previously selected the telephone redemption option, telephone redemptions may be made by calling (800) 607-2200.

      By Mail. Redemption requests may be made by letter to the Shareholder Servicing Agents or Broker-Dealers, specifying the name of the Portfolio, the dollar amount or number of shares to be redeemed, and the account number. The request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign). In cases where the amount redeemed exceeds $50,000, all the signatures on a redemption request must be guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange; pursuant to the Portfolios' transfer agent's standards and procedures. (Guarantees by notaries public are not acceptable.) Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

      Shareholders may also redeem Portfolio shares through participating organizations holding such shares who have made arrangements with the Portfolios permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

      For shareholders whose accounts are maintained by the Transfer Agent, redemptions may be made by sending a written redemption request to a Portfolio at:

                               Old Westbury Funds, Inc.
                               P.O. Box 926
                               New York, NY 10159-0926

      The redemption request must be signature guaranteed as noted above.

      The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period when (i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closing; (ii) the Securities and Exchange Commission has by order permitted such suspension for the protection of the shareholders of the Portfolios; or (iii) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Portfolios not reasonably practicable.

      To minimize expenses, the Portfolios reserve the right to redeem, upon not less than 30 days written notice to shareholders, all shares of the Portfolios in an account (other than an Individual Retirement Account) which has a value below $500 caused by reason of a redemption by a shareholder of shares of the Portfolios. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

      The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

                               EXCHANGE OF SHARES

      An investor may, without cost, exchange shares of any Portfolio of the Fund into any other Portfolio of the Fund, subject to the $1,000 minimum initial investment requirement for each Portfolio. See "Purchase of Shares." The Fund will provide shareholders with 60 days' written notice prior to any modification of the exchange privilege. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one Portfolio and purchases of another Portfolio; and the Portfolios' purchase and redemption procedures and requirements are applicable to exchanges. An exchange pursuant to this exchange privilege is treated for federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss. See "Purchase of Shares" and "Redemption of Shares."

                                RETIREMENT PLANS

      The Fund has available a form of Individual Retirement Account ("IRA") for investment in all Portfolios except the Municipal Bond Fund. Because of the Municipal Bond Fund's tax-free nature, it may not be a suitable investment for retirement plans. Self-employed investors may purchase shares of the Portfolio through tax-deductible contributions to existing retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. Portfolio shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.

      The minimum initial investment for all such retirement plans is $1,000. The minimum for all subsequent investments is $100.

      Under the Internal Revenue Code of 1986, as amended (the "Code"), individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $4,000 annually to either or both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse.

      Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code, and, prior to a withdrawal, shareholders may be required to certify their age and awareness of such restrictions in writing. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone his or her Shareholder Servicing Agent or Broker-Dealer. For Shareholders who do not maintain a relationship with a Shareholder Servicing Agent or Broker-Dealer, information on an IRA account may be obtained by calling the Distributor at 800-607-2200.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Each dividend and capital gains distribution, if any, declared by the Portfolios on their outstanding shares will, at the election of each shareholder, be paid on the payment date fixed by the Board of Directors in additional shares of the Portfolios having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such dividend or distribution. An election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Portfolios in writing at any time prior to the record date for a particular dividend or distribution. There are no charges in connection with the reinvestment of dividends and capital gains distributions. Shareholders may change this election by notifying their Shareholder Servicing Agent or Broker-Dealer. There is no fixed dividend rate, and there can be no assurance that the Portfolios will pay any dividends or realize any capital gains. The Portfolios anticipate paying income and capital gains distributions, if any, on a quarterly basis.

      The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of shares of the Portfolios. The summary is limited to investors who hold the shares as "capital assets" (generally, property held for investment), and to whom special categories of rules do not apply, such as foreign investors and tax-exempt investors. Shareholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of shares.

      The Portfolios intend to qualify for and elect the special tax treatment applicable to "regulated investment companies." To qualify as a regulated investment company, the Portfolios must meet certain complex tests concerning its investments and distributions. It is anticipated that the Portfolios will not be subject to federal income or excise tax.


      Dividends from net investment income and distributions of realized short-term capital gains will be taxable to the recipient shareholders as ordinary income. However, shareholders of the Municipal Bond Fund are not required to pay the regular federal income tax on any exempt interest dividends, dividends received from the Municipal Bond Fund that represent net interest on tax-exempt municipal bonds; but, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private-activity" municipal bonds may be included in calculating the federal alternative minimum tax for individuals or corporations. Dividends of the Municipal Bond Fund representing net interest income earned on some temporary taxable investments and any realized net short-term gains are taxed as ordinary income.



      Distributions of long-term capital gains will be taxable to shareholders as long-term capital gains. If an investor purchases shares shortly before a distribution date, the distribution may be taxable to the investor, even though, in effect, it is a return of principal.



      A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares. If the securities held by the Portfolios appreciate in value, purchasers of shares of the Portfolios after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such securities.



      The federal tax status of each year's distributions will be reported to shareholders and to the Internal Revenue Service. Distributions may also be subject to state and local taxation and shareholders should consult their own tax advisers in this regard.



      Investment income received by the International Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the International Fund to reduced tax rates or exemptions on this income. The effective rate of foreign tax cannot be predicted since the amount of International Fund's assets to be invested within various countries is unknown. However, the International Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.



      If more than 50% of the value of the International Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the International Fund intends to elect to allow shareholders to claim a foreign tax credit or deduction with respect to such foreign taxes on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Furthermore, shareholders who elect to deduct their portion of the International Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.


      In the case of corporate shareholders, distributions attributable to dividends received from foreign corporations will not be eligible for the dividends-received deduction.


      Distributions that are taxable as ordinary income to Shareholders will constitute dividends for federal income tax purposes, but will be eligible for the dividends-received deduction for corporations (other than corporations such as "S" corporations that are not eligible for such deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) only to the extent of dividends received from domestic issuers by each Portfolio. In addition a dividends received deduction will be available only if (a) each Portfolio has held the securities on which such dividend is paid for 46 days or more during the 90-day period beginning on the date 45 days before such securities become ex-dividend with respect to such dividends and (b) the Shareholder has satisfied a similar holding period with respect to its Share. The dividends-received deduction percentage is currently 70%. However, Congress from time to time considers proposals to reduce the rate, and enactment of such a proposal would adversely affect the after-tax return to investors who can take advantage of the deduction.


      The Portfolios are required by federal law to withhold 31% of reportable payments paid to certain shareholders who have not complied with Internal Revenue Service regulations. In connection with this withholding requirement, a shareholder will be asked to certify on his application that the social security or tax identification number provided is correct and that the shareholder is not subject to the 31% backup withholding for previous underreporting to the Internal Revenue Service.

                     CALCULATION OF INVESTMENT PERFORMANCE

      The Portfolios may from time to time include their yield, total return, average annual total return, and, with respect to the Municipal Bond Fund, its tax-equivalent yield in advertisements or information furnished to present or prospective shareholders. The Portfolios may also from time to time include in advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by the Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar Inc., Wiesenberger Investment Company Service, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Bank Rate Monitor, and The Wall Street Journal as having the same investment objectives. The performance of the Portfolios may be compared to the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Wilshire 2000, Lipper General Municipal Bond Index, Lehman Government/ Corporate Bond Index, and the Europe, Australia and Far East Index.

      Average annual total return is a measure of the average annual compounded rate of return of $1,000 invested at the maximum public offering price over a specified period, which assumes that any dividends or capital gains distributions are automatically reinvested in a Portfolio rather than paid to the investor in cash. Total return is calculated with the same assumptions and shows the aggregate return on an investment over a specified period.

      The formula for total return used by the Portfolios includes three steps:
(1) adding to the total number of shares purchased by the hypothetical investment in a Portfolio of $1,000 all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment and annualizing the result for periods of less than one year.

      The Portfolios compute yield by annualizing net investment income per share for a recent 30-day period and dividing that amount by a Portfolio's share's maximum public offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. A Portfolio's yield will vary from time to time depending upon market conditions, the composition of a Portfolio and operating expenses of a Portfolio. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Municipal Bond Fund would have had to earn to equal its actual yield, assuming a specific tax rate.

      Total return, yield and tax-equivalent yield may be stated with or without giving effect to any expense limitations in effect for the Portfolios.

                              GENERAL INFORMATION

      The Fund was incorporated under the laws of the State of Maryland on August 26, 1993 and is registered with the Securities and Exchange Commission as a diversified, open-end, management investment company.

      The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by each Portfolio and which are sent to shareholders.

      As a general matter, the Fund will not hold annual or other meetings of the Portfolios' shareholders. This is because the By-laws of the Fund provide for meetings only: (a) for the election of directors as required by the 1940 Act, (b) for approval of revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution plan as required by the 1940 Act with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting. The Portfolios' shareholders retain the right to remove directors. Furthermore, the Fund will assist in shareholder communications.

      The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Portfolios. See "Description of Common Stock" in the Statement of Additional Information.

      Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

      For further information with respect to the Portfolios and the shares offered hereby, reference is made to the Fund's registration statement filed with the Securities and Exchange Commission, including the exhibits thereto. The Registration Statement and the exhibits thereto may be examined at the Commission and copies thereof may be obtained upon payment of certain duplicating fees.

                                NET ASSET VALUE


      Shares of the Portfolios are sold at net asset value without a sales charge. The net asset value of the Portfolios' shares is determined as of the earlier of 4:00 p.m., New York time, or as of the close of regular trading on the NYSE on each Fund Business Day. It is computed by dividing the value of the Portfolios' net assets (i.e., the value of a Portfolio's securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Portfolios are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.


                         CUSTODIAN, TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT

      Bessemer Trust Company (New Jersey) is custodian for the Portfolios' cash and securities. The Portfolios' custodian does not assist in, and is not responsible for, investment decisions involving assets of the Portfolios. Fundamental Shareholder Services, Inc., whose principal address is 11 West 25th Street, 7th Floor, New York, NY 10010-2001, is the Portfolios' transfer and dividend disbursing agent.


                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

          TABLE OF CONTENTS


                                        PAGE
Prospectus Summary..................      1
Summary of Fund Expenses............      4
Financial Highlights................      6
Investment Objective and Policies...      8
Portfolio Investments and
  Strategies........................     24
Management of the Fund..............     35
The Administrator...................     39
Distribution and Service Plan.......     40
Redemption of Shares................     44
Exchange of Shares..................     46
Retirement Plans....................     46
Dividends, Distributions and
  Taxes.............................     47
Calculation of Investment
  Performance.......................     49
General Information.................     51
Net Asset Value.....................     52
Custodian, Transfer Agent and
  Dividend Disbursing Agent.........     52

-------------------------------------

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATION MAY NOT BE RELIED UPON AS AUTHORIZED BY THE FUND, ITS ADVISER, DISTRIBUTOR OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH STATE.

Cusip 680414307 Cusip 680414208 Cusip 680414109 Cusip 680414406 Cusip 680414505
G02009-05 (2/98)



                                 OLD WESTBURY
                                 FUNDS, INC.


                              CORE EQUITIES FUND
                           GROWTH OPPORTUNITY FUND
                              INTERNATIONAL FUND
                              FIXED INCOME FUND
                             MUNICIPAL BOND FUND

                                  PROSPECTUS


                              February 28, 1998



                                   Adviser:

                         Bessemer Trust Company, N.A.
                               630 Fifth Avenue
                           New York, New York 10111
                                (212) 708-9100

                                Administrator:

                      Federated Administrative Services
                          Federated Investors Tower
                             1001 Liberty Avenue

                     Pittsburgh, Pennsylvania 15222-3779

                                (412) 288-1900

                                 Distributor:

                           Edgewood Services, Inc.

                          Federated Investors Tower
                      Pittsburgh, Pennsylania 15222-3779

                                (412) 288-1900



                            OLD WESTBURY FUNDS, INC.

                         Old Westbury Core Equities Fund
                         Old Westbury International Fund
                      Old Westbury Growth Opportunity Fund
                         Old Westbury Fixed Income Fund
                        Old Westbury Municipal Bond Fund
             (each a "Portfolio" and collectively the "Portfolios")

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                            Telephone: (800) 607-2200

                       Statement of Additional Information
                                February 28, 1998

      This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectus (the "Prospectus") for the Portfolios listed above. The prospectus for each portfolio is dated February 28, 1998. This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or telephoning the Portfolios at the address and telephone number set forth above.

                                TABLE OF CONTENTS

                                                                            PAGE

INVESTMENT OBJECTIVE AND POLICIES                                             1
DESCRIPTION OF EACH PORTFOLIO'S INVESTMENT SECURITIES AND RISK FACTORS        1
INVESTMENT RESTRICTIONS                                                       12
DIRECTORS AND OFFICERS                                                        14
ADVISER                                                                       15
ADMINISTRATOR                                                                 17
CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT                                  19
DISTRIBUTION AND SERVICE PLAN                                                 19
BROKERAGE AND PORTFOLIO TURNOVER                                              22
COUNSEL AND INDEPENDENT AUDITORS                                              23
PURCHASE AND REDEMPTION OF SHARES                                             23
DESCRIPTION OF COMMON STOCK                                                   23
PERFORMANCE                                                                   24
NET ASSET VALUE                                                               24
TAX STATUS                                                                    25
FINANCIAL STATEMENTS                                                          29
DESCRIPTION OF CORPORATE DEBT RATINGS                                         30

                        INVESTMENT OBJECTIVE AND POLICIES

      Old Westbury Core Equities Fund ("Core Equities Fund"), Old Westbury Growth Opportunity Fund ("Growth Opportunity Fund") and Old Westbury International Fund ("International Fund") each will normally invest its assets primarily in common stocks, but may, however, increase its holdings in equity securities other than common stocks including convertible securities, preferred stock and warrants when the Adviser believes it is advisable to do so. Each such Portfolio may also invest in debt securities as described in their respective Prospectus. Investments in debt securities are consistent with the Portfolios' investment objective because they could result in capital appreciation due to an increase in the value of such securities caused by changes in interest rates and currency values. Old Westbury Fixed Income Fund ("Fixed Income Fund") will normally invest in debt securities, and Old Westbury Municipal Bond Fund ("Municipal Bond Fund") will normally invest in municipal securities.

      Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Portfolio will be restricted in that, at the close of each quarter of the taxable year, at least 50% of the value of each Portfolio's total assets must be represented by cash, Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of each Portfolio and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of each Portfolio's total assets may be invested in the securities of one issuer, other than Government securities, or in the securities of two or more issuers controlled by the Portfolio that are engaged in the same or similar or related trades or businesses. The limitations described in this paragraph regarding qualifications as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised.

DESCRIPTION OF EACH PORTFOLIO'S INVESTMENT SECURITIES AND RISK FACTORS

      The following discussion is additional disclosure that supplements the Portfolios' Prospectus and should be read in conjunction with the current Prospectus. The material relating to the risk factors pertaining to the securities invested by each Portfolio set forth in its Prospectus is herein incorporated by reference. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Portfolios' Prospectus. The Fund's executive offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010.

Foreign Securities

Investments are made primarily in those regions where, in the opinion of the Portfolios' Adviser, there are opportunities to achieve superior investment returns relative to other investment opportunities outside the United States. The International Fund does not, however, generally invest in debt or equity securities of U.S. issuers. The International Fund emphasizes those industrial sectors of the world's market which, in the opinion of its Adviser, offer the most attractive risk/reward relationships. Securities of any given issuer are evaluated on the basis of such measures as price/earnings ratios, price/book ratios, cash flows and dividend and interest income.

Since investments in foreign securities may involve foreign currencies, the value of a Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, including currency blockage. The International Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the International Fund's currency exposure related to foreign investments as described in the Prospectus.

The Portfolios, other than the Municipal Bond Fund, may invest in certain foreign securities; however, the only foreign securities the Growth Opportunity Fund may invest in are securities of Canadian based companies (see "Canadian Companies" in the Prospectus). Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolios by domestic companies.

Investors should realize that the value of the Portfolios' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolios' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with U.S. foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

The International Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. These securities may not necessarily be dominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Certain such institutions issuing ADRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

Money Market Instruments

      As discussed in the Prospectus, each Portfolio may invest in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by a Portfolio appears below.

U.S. Treasury Securities

      The Portfolios may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

Additional U.S. Government Obligations

      The Portfolios may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolios must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Portfolios may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations. Securities in which the Portfolios may invest that are not backed by the full faith and credit of the United States include obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

Bank Obligations

      The Portfolios, unless otherwise noted in their Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Portfolios will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Portfolios may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

Commercial Paper

      The Portfolios may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The commercial paper in which the Portfolios may invest must be rated A-1 or A-2 by Standard & Poor's ("S&P"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1 or F-2 by Fitch IBCA, Inc. ("Fitch"). Master demand obligations are governed by agreements between the issuer and Bessemer Trust Company, N.A., acting as agent, for no additional fee, in its capacity as investment adviser to the Portfolios and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Portfolios may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Portfolios' quality restrictions. Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolios to be liquid because they are payable upon demand. The Portfolios do not have any specific percentage limitation on investments in master demand obligations.

Money Market Mutual Funds

      The Portfolios, other than International Fund, may invest in securities of money market mutual funds. See "Investment Company Securities" below.

Foreign Government Obligations

      The International Fund, Growth Opportunity Fund and Fixed Income Fund, subject to their applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions.
These securities may be denominated in the U.S. dollar or in another currency.

Foreign Currency Exchange Transactions and Options

      Because the International Fund may buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Portfolio may from time to time enter into foreign currency exchange transactions. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Portfolio's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

      A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. The Portfolio will not enter into forward contracts for speculative purposes. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      The Portfolio may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Portfolio may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Portfolio would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for the U.S. dollar or in exchange for another foreign currency. The Portfolio will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if the Adviser expects the foreign currency purchased to appreciate against the U.S. dollar.

      Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Portfolio to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

      In using options as a hedge against changes in the value of foreign currencies relative to the U.S. dollar, each Portfolio may trade exchange-traded options on foreign currencies. The Portfolio may write (sell) covered call options and secured put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of net assets may be invested in premiums on such options.

      A separate account of the Portfolio will be established with the Portfolio's custodian consisting of cash or U.S. government or other high-grade liquid debt obligations equal to the amount of a Portfolio's assets that could be required to consummate forward contracts or put options entered into to hedge against movements in the value of foreign currencies with respect to the Portfolio's portfolio positions. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or high grade liquid debt securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.

Warrants and Rights

      The Growth Opportunity Fund, International Fund and Core Equities Fund may invest in warrants. Warrants basically are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Portfolios do not intend to purchase warrants and rights in excess of 5% of each Portfolio's total assets.

Convertible Securities

      The Growth Opportunity Fund, Fixed Income Fund, International Fund and Core Equities Fund may, as an interim alternative to investment in common stocks, purchase investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" by S&P or "Baa" by Moody's or, if unrated, judged by the Adviser to be of comparable quality. Securities rated BBB or Baa have speculative characteristics. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer's capacity to pay interest and repay principal than are higher rated debt securities.

      In selecting convertible securities for the Portfolios, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Portfolios will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation. The Portfolios do not intend to purchase convertible securities in excess of 5% of the Portfolio's total assets.

Risk Factors-Lower Rated Fixed Income Securities

      The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing each Portfolio to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities. The International Fund and Fixed Income Fund will not purchase or hold more than 5% of its net assets in securities rated below investment grade. The Growth Opportunity Fund, Core Equities Fund and Municipal Bond Fund will not invest in securities rated below investment grade.

      The market for unrated securities may not be as liquid as the market for rated securities, which may result in depressed prices for the Portfolios in the disposal of such nonrated securities. There is no established secondary market for many of these securities. The Adviser cannot anticipate whether these securities could be sold other than to institutional investors. There is frequently no secondary market for the resale of those debt obligations that are in default. The limited market for these securities may affect the amount actually realized by each Portfolio upon such sale. Such sale may result in a loss to each Portfolio. There are certain risks involved in applying credit ratings as a method of evaluating high yield securities. For example, while credit rating agencies evaluate the safety of principal and interest payments, they do not evaluate the market risk of the securities and the securities may decrease in value as a result of credit developments. See "Description of Corporate Debt Ratings" for a comparison of investment grade and speculative ratings issued by S&P and Moody's.

      Lower rated and nonrated securities tend to offer higher yields than higher rated securities with the same maturities because the creditworthiness of the obligors of lower rated securities may not have been as strong as that of other issuers. Since there is a general perception that there are greater risks associated with the lower-rated securities in each Portfolio, the yields and prices of such securities tend to fluctuate more with changes in the perceived quality of the credit of their obligors. In addition, the market value of high yield securities may fluctuate more than the market value of higher rated securities since high yield securities tend to reflect short-term market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental credit quality of such securities. High yield securities are also more sensitive to adverse economic changes and events affecting specific issuers than are higher rated securities. Periods of economic uncertainty can be expected to result in increased market price volatility of the high yield securities. High yield securities may also be directly and adversely affected by variables such as interest rates, unemployment rates, inflation rates and real growth in the economy and may be more susceptible to variables such as adverse publicity and negative investor perception than are more highly rated securities, particularly in a limited secondary market. Lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The obligors of lower rated securities possess less creditworthy characteristics than the obligors of higher rated securities, as is evidenced by those securities that have experienced a downgrading in rating or that are in default. The evaluation of the price of such securities is highly speculative and volatile. As such, these evaluations are very sensitive to the latest available public information relating to developments concerning such securities.

Corporate Reorganizations

      Each Portfolio may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Portfolios.

      In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offerer as well as the dynamics of the business climate when the offer or proposal is in process.

      In making such investments, each Portfolio will not violate any of its diversification requirements or investment restrictions (see below, "Investment Restrictions") including the requirement that, with respect to 75% of its total assets, not more than 5% of its total assets may be invested in the securities of any one issuer. Since such investments are ordinarily short term in nature, they will increase the turnover ratio of the Portfolios thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments as well as monitor the effect of such investments on the tax qualification tests of the Code. Each Portfolio does not intend to purchase these securities in excess of 5% of that Portfolio's total assets.

Repurchase Agreements

      Each Portfolio, except Municipal Bond Fund, may engage in repurchase agreements with U.S. sellers as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser (i.e., a Portfolio) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. A Portfolio will require that the value of such underlying securities, together with any other collateral held by the Portfolio, always equals or exceeds the amount of the repurchase obligations of the vendor. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of such repurchase agreement will always be less than one year. A Portfolio's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Portfolio might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Portfolios will not enter into repurchase agreements of a duration of more than seven days if, taken together with other illiquid securities, more than 15% of that Portfolio's net assets would be so invested. Under normal market conditions, the Portfolios do not intend to purchase repurchase agreements in excess of 5% of that Portfolio's net assets.

Loans of Portfolio Securities

      To increase income, the Portfolios may lend their securities to securities broker-dealers or financial institutions if: (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by a Portfolio at any time, (3) a Portfolio receives reasonable interest or fee payments on the loan, (4) a Portfolio is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed one-third of the value of a Portfolio's assets.

      If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and a Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. The International Fund does not currently intend to lend portfolio securities in excess of 5% of its total assets. The Core Equities Fund, Growth Opportunity Fund, Fixed Income Fund and Municipal Bond Fund do not currently intend to lend portfolio securities.

Privately Placed and Certain Unregistered Securities

      The Portfolios may invest in privately placed, restricted, Rule 144A or other unregistered securities as described in the Prospectus.

      As to illiquid investments, a Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the Securities Act of 1933, as amended (the "1933 Act") before it may be sold, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell.

Short Sales

      The Core Equities Fund will not sell securities short unless the Portfolio
(1) owns, or has a right to acquire, an equal amount of such securities, or (2) has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. The segregated amount will not exceed 25% of the Portfolio's net assets. While in a short position, the Portfolio will retain the securities, rights, or segregated assets. Short selling may accelerate the recognition of gains.

When-Issued and Delayed Delivery Transactions

      These transactions are made to secure what is considered to be an advantageous price or yield for the Portfolios. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Portfolio sufficient to make payment for the securities to be purchased are segregated on a Portfolio's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled.

Mortgage-Backed Securities

      Fixed Income Fund may invest in mortgage-backed securities. The following is additional information about mortgage-backed securities.

     Collateralized Mortgage Obligations ("CMOs"). The following example illustrates how mortgage cash flows are prioritized in the case of CMOs - most of the CMOs in which the Fixed Income Fund invests use the same basic structure: (1) Several classes of securities are issued against a pool of mortgage collateral. A common structure may contain four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date, and the final class (Z bond) typically receives any excess income from the underlying investments after payments are made to the other classes and receives no principal or interest payments until the shorter maturity classes have been retired, but then receives all remaining principal and interest payments; (2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities; (3) The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bond). When those securities are completely retired, all principal payments are then directed to the next shortest-maturity security (or B bond). This process continues until all of the classes have been paid off.

     Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Portfolios as income, and the capital portion is reinvested.

Asset-Backed Securities

      Fixed Income Fund may invest in asset-backed securities. Asset-backed securities are bonds or notes backed by loans or accounts receivable originated by banks, or other credit providers or financial institutions. Asset-Backed Securities may be pooled and then divided into classes of securities, known as tranches, and resold. Each tranche has a specified interest rate and maturity. The cash flows from the underlying pool of Asset-Backed Securities are applied first to pay interest and then to retire securities. All principal payments are directed first to the shortest-maturity tranche. When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity tranche. This process continues until all of the tranches have been completely retired.

Municipal Securities

      Municipal Bond Fund invests in municipal securities. Examples of municipal securities include, but are not limited to: tax and revenue anticipation notes ("TRANs") issued to finance working capital needs in anticipation of receiving taxes or other revenues; tax anticipation notes ("TANs") issued to finance working capital needs in anticipation of receiving taxes; revenue anticipation notes ("RANs") issued to finance working capital needs in anticipation of receiving revenues; bond anticipation notes ("BANs") that are intended to be refinanced through a later issuances of longer-term bonds; municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; construction loan notes insured by the Federal Housing Administration and financed by the Federal or Government National Mortgage Associations; and participation, trust and partnership interests in any of the foregoing obligations. The Municipal Bond Fund's investments will consist of issues of municipal securities representative of various areas of the U.S. and general obligations of states, cities and school districts as well as some revenue issues which meet the Portfolio's acceptable quality criteria.

     Municipal Leases. The Municipal Bond Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates.

     Under the criteria currently established by the Directors, the Portfolio's Adviser must consider the following factors in determining the liquidity of municipal lease securities: (1) the frequency of trades and quotes for the security; (2) the volatility of quotations and trade prices for the security; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades; (6) the rating of the security and the financial condition and prospects of the issuer of the security; (7) such other factors as may be relevant to the Portfolio's ability to dispose of the security; (8) whether the lease can be terminated by the lessee; (9) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (10) the lessee's general credit strength; (11) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations; and (12) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease.

     Variable Rate Municipal Securities. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed income obligations. Many Municipal Securities with variable interest rates purchased by the Portfolio are subject to repayment of principal (usually within seven days) on the Municipal Bond Fund's demand. For purposes of determining the Portfolio's average maturity, the maturities of these variable rate demand Municipal Securities (including participation interests) are the longer of the periods remaining until the next readjustment of their interest rates or the periods remaining until their principal amounts can be recovered by exercising the right to demand payment. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

Municipal Bond Insurance

      The Municipal Bond Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities ("Policy" or "Policies"). These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance") or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Portfolio. The premiums for the Policies may be paid by the Portfolio and the yield on the Portfolio's investments may be reduced thereby.

      The Portfolio may require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Portfolio's quality standards. The Portfolio may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities, when, in the opinion of the Portfolio's Adviser, such insurance would benefit the Portfolio (for example, through improvement of portfolio quality or increased liquidity of certain securities).

      Issuer-Obtained Insurance policies are noncancellable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the Portfolio.

      The Portfolio may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in the Portfolio's portfolio. In the event that a municipal security covered by such a Policy is sold from the Portfolio, the insurer of the relevant Policy will be liable for those payments of interest and principal which are due and owing at the time of the sale.

      The other type of Policy covers municipal securities not only while they remain in the Portfolio's portfolio but also until their final maturity if they are sold out of the portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. The Portfolio will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Portfolio's portfolio only if, in the judgment of the Adviser, the Portfolio would receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, in excess of the proceeds the Portfolio would receive if such municipal securities were sold without insurance. Payments received from municipal bond insurers may not be tax-exempt income to shareholders of the Portfolio.

      The Portfolio may purchase municipal securities insured by Policies from MBIA Corp. ("MBIA"), AMBAC Indemnity Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), or any other municipal bond insurer which is rated AAA by S&P or Aaa by Moody's. Each Policy guarantees the payment of principal and interest on those municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in the Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Portfolio that such non-payment has occurred. MBIA, AMBAC, and FGIC will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Portfolio' portfolio, nor may MBIA, AMBAC, or FGIC cancel their Policies for any reason except failure to pay premiums when due.

      MBIA, AMBAC, and FGIC will reserve the right at any time upon 90 days' written notice to the s to refuse to insure any additional municipal securities purchased by the Portfolio after the effective date of such notice. The Portfolio reserves the right to terminate any of the Policies if they determine that the benefits to the Portfolio of having its portfolio insured under such Policy are not justified by the expense involved.

      Additionally, the reserve the right to enter into contracts with insurance carriers other than MBIA, AMBAC, or FGIC if such carriers are rated AAA by S&P or Aaa by Moody's.

Investment Restrictions
Each Portfolio has adopted the following investment restrictions which may not be changed without the approval of the "majority of the outstanding shares" of that Portfolio (as defined in the Prospectus). Under such fundamental restrictions, each Portfolio may not:

1. Purchase securities on margin or borrow money, except (a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of a Portfolio less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times, and except that a deposit or payment by such Portfolio of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

2. Lend portfolio securities of value exceeding in the aggregate one-third of the market value of a Portfolio's total assets less liabilities other than obligations created by these transactions;

3. Mortgage, pledge or hypothecate any assets except that a Portfolio may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph 1 above. With respect to Core Equities Fund, Growth Opportunity Fund, Fixed Income Fund and Municipal Bond Fund, initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets.

4. Act as an underwriter of securities of other issuers, except insofar as a Portfolio may be deemed an underwriter under the 1933 Act in disposing of a portfolio security.

5. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests, including limited partnership interests, in oil, gas or other mineral exploration, leasing or development programs.

6. Purchase or acquire commodities, commodity contracts or futures except for International Fund which may purchase and write options on foreign currencies or enter into forward delivery contracts for foreign currencies and may also purchase foreign index contracts, and Core Equities Fund, Growth Opportunity Fund, Fixed Income Fund and Municipal Bond Fund may enter into financial futures contracts.

7. Issue senior securities, except insofar as the Portfolios may be deemed to have issued a senior security in connection with any permitted borrowing.

8. with respect to Core Equities Fund, Growth Oppportunity Fund, Fixed Income Fund and Municipal Bond Fund will not invest 25% or more of the value of its total assets in any particular industry or groups of related industries; and Municipal Bond Fund will not invest 25% or more of its total assets in any one industry or in industrial development bonds or other securities, the interest on which is paid from reverse as of similar type projects.

9. Participate on a joint, or a joint and several, basis in any securities trading account.

      The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. Each Portfolio will not:

1. Invest more than 15% of the market value of the Portfolios' net assets in illiquid investments including repurchase agreements maturing in more than seven days.

2. Invest in securities of other investment companies, except (a) with respect to International Fund, the Portfolio may purchase securities of other investment companies which meet the investment objectives of the Portfolio and then only up to 5% of the Portfolio's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and further except as permitted by Section 12(d) of the 1940 Act; and (b) with respect to Core Equities Fund, Growth Opportunity Fund, Fixed Income Fund and Municipal Bond Fund, (i) not more than 5% of the value of the Portfolio's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio, unless the Portfolio is permitted to exceed these limitations by the Securities and Exchange Commission. Growth Opportunity Fund will limit its investments in the securities of other investment companies consistent with the Portfolio's investment policies.

3. Purchase securities while borrowings exceed 5% of its total assets.

4. Invest in companies for the purpose of exercising control.

If a percentage restriction (except paragraph 3 of the fundamental restrictions) is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of a Portfolio's investment securities will not be considered a violation of a Portfolio's restrictions.

DIRECTORS AND OFFICERS

The Directors and principal officers of the Fund, their age and principal occupations for the past five years, are listed below. Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk. Unless otherwise indicated below, the address of each Director and officer is Old Westbury Funds, Inc., c/o Federated Administrative Services, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

ROBERT M. KAUFMAN (age 67) - Director.

Chairman of the Board and Director; Partner, Proskauer Rose LLP, Attorneys at Law. His principal address is 1585 Broadway, New York, NY 10036.

HOWARD D. GRAVES (age 58) - Director.

Director of Military  Education  Programs,  University of Texas at Austin (Since
1997); Associate, The International Foundation, Washington, D.C. (Since 1997); Adviser, Voyager Extended Learning, Inc. (Since 1997); Lecturer, IMPAC, Inc. (Since 1997); Director; Chairman of the Board, Recycling Holdings, Inc. (since
1996); Director, Recycling Holdings, Inc. (from 1995 to 1996); and Superintendent, United States Military Academy, West Point, New York (Lieutenant General, U.S. Army) (from 1991 to 1996). His principal address is 2101 Kings Mill Court, Falls Church, VA 22043.

EDWARD C. GONZALES (age 68) - President, Treasurer and Principal Financial Officer.

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of funds distributed by Federated Securities Corp. and Edgewood Services, Inc.; President, Executive Vice President and Treasurer of funds distributed by Federated Securities Corp. and Edgewood Services, Inc.

EUGENE P. BEARD (age 60) - Director.

Vice Chairman - Finance and Operation, The Interpublic Group of Companies, Inc.

C. CHRISTINE THOMSON (age 40) - Vice President and Assistant Treasurer.

Vice President and Assistant Treasurer of funds distributed by Federated Securities Corp. and Edgewood Services, Inc.

JOSEPH S. MACHI (age 35) - Vice President and Assistant Treasurer.

Vice President, Federated Administrative Services; Director, Private Label Management, Federated Investors; Vice President and Assistant Treasurer of certain funds for which Federated Securities Corp. and Edgewood Services, Inc. are the principal distributors .

C. GRANT ANDERSON (age 57) - Secretary.

Corporate Counsel, Federated Investors.



COMPENSATION TABLE


                                    Pension or                         Total
                                    Retirement                         Compensation
                  Aggregate         Benefits            Estimated      From
                  Compensation      Accrued as          Annual         Fund and Fund
Name of           from              part of Portfolio   Benefits Upon  Complex Paid
Director          the Fund          Expenses            Retirement     to Directors

Howard D. Graves  $7,000            none                none           $7,000

Robert M. Kaufman $7,000            none                none           $7,000

John Kevin Kenny* $6,500            none                none           $6,500

Eugene P. Beard** none              none                none           none


The compensation table above reflects the fees received by the Directors from the Fund for fiscal year ended October 31, 1997. All the Directors are not "interested persons" (as defined in the 1940 Act) of the Fund and each will receive an annual retainer of $5,000 to be paid in quarterly installments of $1,250 and $500 per meeting, plus reasonable expenses.

*Effective February 25, 1998, John Kevin Kenny will no longer serve as a
Director.

**Effective February 25, 1998, Eugene P. Beard was appointed to serve as a Director.

As of February 17, 1998, all Directors and officers as a group owned less than 1% of each Portfolio's outstanding shares.

As of February 25, 1998, the following shareholders of record owned more than 5% of the Portfolios' outstanding shares:

Bessemer Trust Company, 100 Woodbridge Center Drive, Woodbridge, New Jersey, held approximately 6,897,939 shares (98.12%) of the Growth Opportunity Fund under the nominee name Naidot & Co. for its customers.

Bessemer Trust Company, 100 Woodbridge Center Drive, Woodbridge, New Jersey, held approximately 13,504,287 shares (93.33%) of the International Fund under the nominee name Naidot & Co. for its customers.



ADVISER

The Adviser to each Portfolio is Bessemer Trust Company, N.A., a national banking association. Pursuant to the Advisory Contract for each Portfolio, the Adviser manages the portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

The Adviser also provides each Portfolio with supervisory personnel who are responsible for supervising the performance of the Portfolios' Administrator. The Administrator will provide personnel who will be responsible for performing the operational components of such supervisory services and who may be employees of the Adviser, of its affiliates or of other organizations. The Advisory Contracts for the International Fund and for the Growth Opportunity Fund were approved by their shareholders at meetings held on October 12, 1993 and January 31, 1997, respectively, and the continuance of the Advisory Contract for the International Fund was approved on August 8, 1996 by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser. The Advisory Contract for the Growth Opportunity Fund was approved on August 8, 1996 by the Board of Directors, including a majority of the disinterested directors. The Advisory Contract for the Core Equities Fund, Fixed Income Fund and Municipal Bond Fund was approved on February 25, 1998 by the Board of Directors, including a majority of the disinterested directors. The Advisory Contract for the Core Equities Fund, Fixed Income Fund and Municipal Bond Fund was approved by their shareholders at a meeting held on February 25, 1998.

The Advisory Contract will be continued in force for successive twelve-month periods beginning each October 1, provided that such continuance is specifically approved annually by a vote of a "majority of the outstanding shares" of the Portfolio (as defined in the Prospectus) or by the Fund's Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

The Advisory Contract is terminable without penalty by a Portfolio on sixty days' written notice when authorized either by a vote of a "majority of the outstanding shares" of the Portfolio (as defined in the Prospectus) or by a vote of a majority of the Fund's Board of Directors, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of an "assignment" (as defined in the 1940 Act). The Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

Each Portfolio has, under the Advisory Contract, confirmed its obligation for payment of all its other expenses, including without limitation: fees payable to the Adviser, Administrator, custodian, transfer agent and dividend agent; brokerage and commission expenses; foreign, federal, state or local taxes, including issuance and transfer taxes incurred by or levied on it; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and nonrecurring legal, accounting and record-keeping expenses; costs of organizing and maintaining the Fund's existence as a corporation; compensation, including directors' fees, of any directors, officers or employees who are not also officers or employees of the Adviser, the Administrator or their affiliates and costs of other personnel providing administrative and clerical services; costs of stockholders' services and costs of stockholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering its shares under the appropriate federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; any other distribution or promotional expenses contemplated by an effective plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act; and expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts. The Distributor pays the promotional and advertising expenses related to the distribution of each Portfolio's shares and for the printing of all Portfolio prospectuses used in connection with the distribution and sale of Portfolio shares for which it may be reimbursed under the Plan. See "Distribution and Service Plan." Each Portfolio also reimburses the Adviser for all of that Portfolio's operating costs, including rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by a Portfolio and all the expenses incurred to conduct that Portfolio's affairs. The amounts of such reimbursements must be agreed upon between each Portfolio and the Adviser. The Adviser at its discretion may voluntarily waive all or a portion of the advisory fee and the operating expense reimbursement.

The Fund may from time to time hire its own employees or contract to have management services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described below under "Distribution and Service Plan."

For its services under the Advisory Contract, the Adviser receives from each Portfolio an advisory fee, computed daily and payable monthly, in accordance with the following schedule:

The Core Equities Fund - 0.70% of the first $100 million of the Portfolio's average net assets, 0.65% of the second $100 million of the Portfolio's average net assets; and 0.60% of the Portfolio's average net assets exceeding $200 million;

The Growth Opportunity Fund and International Fund - 0.80% of the first $100 million of the Portfolios' average net assets, 0.75% of the second $100 million of the Portfolios' average net assets; and 0.70% of the Portfolio's average net assets exceeding $200 million; and

The Fixed Income Fund and Municipal Bond Fund - 0.45% of the first $100 million of the Portfolios' average net assets, 0.40% of the second $100 million of the Portfolios' average net assets; and 0.35% of the Portfolio's average net assets exceeding $200 million.

For the fiscal years ended October 31, 1995, 1996, and 1997, the International Fund accrued $771,294, $990,632, and $1,381,951 respectively, in advisory fees, of which $91,974, $29,346, and $1,978, respectively, were permanently and irrevocably waived.

For the period from February 28, 1997 (commencement of operations) to October 31, 1997, the Growth Opportunity Fund accrued $82,117 in advisory fees, of which $82,117 was permanently and irrevocably waived.

Any portion of the total fees received by the Adviser may be used by the Adviser to provide distribution, shareholder and administrative services. Pursuant to the Fund's Distribution and Service Plan, the Adviser will also act as a shareholder servicing agent for each Portfolio pursuant to which the Portfolios are permitted to pay the Adviser a maximum of 0.25% per annum of that Portfolio's average daily net assets to compensate it and to permit the Adviser to compensate banks, savings and loans and other financial institutions (the Adviser with such other institutions, each a "Shareholder Servicing Agent") whose clients are Fund shareholders for providing shareholder services. The Adviser may irrevocably waive its rights to any portion of the advisory fees and may use any portion of the advisory fee for distribution and servicing purposes including defraying the costs of performing shareholder servicing functions on behalf of each Portfolio, compensating others, including banks, broker-dealers and other organizations whose customers or clients are shareholders of the Portfolios for providing assistance in distributing each Portfolio's shares and defraying the costs of shareholder servicing and other promotional activities. See "Distribution and Service Plan." There can be no assurance that such fees will be waived in the future.

ADMINISTRATOR

The Administrator for each Portfolio is Federated Administrative Services ("Federated" or the "Administrator"), which has its principal office at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. The Administrator serves as administrator of other mutual funds. In addition, the Administrator provides persons satisfactory to the Board of Directors of the Fund to serve as officers and directors of the Fund, as the case may be. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Administrator or its affiliates.

Pursuant to the Administrative Services Agreement for the Portfolios, the Administrator provides all management and administrative services reasonably necessary for each Portfolio, other than those provided by the Adviser, subject to the supervision of the Fund's Board of Directors. Because of the services rendered each Portfolio by the Administrator and the Portfolios' Adviser, the Fund itself may not require any employees other than its officers, none of whom receive compensation from the Fund. For the services rendered to each Portfolio by the Administrator, the Portfolios pays the Administrator a fee as described in the prospectus.

For the fiscal years ended October 31, 1995 and 1996, the International Fund accrued $143,716, and $175,182, respectively, in administrative services with the former Administrator, Signature Broker-Dealer Services, Inc. ("Signature"), of which, $84, and $0, respectively, was permanently and irrevocably waived. For the fiscal year ended October 31, 1997, the International Fund accrued $266,388 in administrative services with Federated, of which $40,776 was permanently and irrevocable waived. For the period from February 28, 1997 (commencement of operations) to October 31, 1997, the Growth Opportunity Fund accrued $15,397 in administrative services with Federated, of which $2,533 was permanently and irrevocably waived.

Under the Administrative Services Agreement with the Portfolios, the Administrator provides all administrative services including, without limitation: (i) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of each Portfolio, including maintaining certain books and records described in Rule 31a-1 under the 1940 Act (except for those records maintained by each Portfolio's Shareholder Servicing Agents or each Portfolio's transfer agent), and reconciling account information and balances among each Portfolio's custodian and Adviser; (ii) oversees the performance of administrative and professional services to each Portfolio by others, including each Portfolio's custodian; (iii) prepares, but does not pay for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing or reproduction of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, prepares the Fund's tax returns, and prepares reports to the Portfolios' shareholders and the Securities and Exchange Commission; (iv) prepares in conjunction with Fund counsel, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or each Portfolio's shares under such laws; (v) prepares (but does not pay for reproduction or mailing costs) notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board;
(vi) monitors daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Code and the Prospectus; and (vii) monitors and evaluates daily income and expense accruals, and sales and redemptions of shares of the Portfolios. The Administrative Services Agreement is terminable at any time after August 31, 1998, without the payment of any penalty, by a vote of the majority of the Fund's shareholders, by the Fund on behalf of the Portfolios or the Administrator on six month's written notice. After August 31, 1998, the Administrative Services Agreement shall remain in effect for the same periods as the Advisory Contract subject to annual approval by the Fund's Board of Directors. The Administrative Services Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

Bessemer Trust Company (New Jersey), 100 Woodbridge Center Drive, Woodbridge, New Jersey 07095, is the Portfolios' custodian. Pursuant to a Custodian Agreement with the Portfolios, it is responsible for maintaining the books and records of each Portfolio's securities and cash. Subject to the supervision of the Adviser and Administrator, the custodian maintains each Portfolio's accounting and portfolio transaction records. Fundamental Shareholder Services, Inc., whose principal address is 11 West 25th Street, 7th Floor, New York, NY 10010-2001, is the Portfolios' transfer and dividend disbursing agent.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan, pursuant to Rule 12b-1 under the 1940 Act (the "Rule") for the Portfolios. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that each Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.40% per annum of that Portfolio's average daily net assets. Pursuant to the Plan, the Portfolios entered into a Distribution Agreement and a Shareholder Servicing Agreement with Edgewood Services, Inc. (the "Distributor") and the Portfolios also entered into a Shareholder Servicing Agreement with the Adviser. For its services under its Shareholder Servicing Agreement, the Distributor is permitted to receive payments from each Portfolio up to 0.25% per annum of the average daily net assets of that Portfolio to permit it to make payments to broker-dealers with which it has written agreements and whose clients are Fund shareholders (each a "Broker-Dealer"), for providing shareholder services. For its service under its Shareholder Servicing Agreement, the Adviser is permitted to receive a payment from each Portfolio equal to 0.25% per annum of that Portfolio's average daily net assets attributable to the clients of the Adviser (and its affiliates) to compensate it for providing shareholder services to such clients. In addition, the Shareholder Servicing Agreement provides that the Adviser is permitted to receive payments from each Portfolio (together with the Distributor's fee, the "Shareholder Servicing Fee") to actually permit it to make payments made to banks, savings and loans and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each institution, a "Shareholder Servicing Agent") for providing shareholder services up to 0.25% per annum of that Portfolio's average daily net assets attributable to the clients of the other Shareholder Servicing Agents. Therefore, the total of the Shareholder Servicing Fees in the aggregate payable to the Distributor and the Adviser will not exceed 0.25% of the total net assets of that Portfolio. For the fiscal years ended October 31, 1995, and 1996, the International Fund accrued $237,518 and $309,850, respectively, in shareholder servicing fees with Signature. For the fiscal year ended October 31, 1997, the International Fund accrued $443,982 in shareholder servicing fees with the Distributor. For the period from February 28, 1997 (commencement of operations) to October 31, 1997, the Growth Opportunity Fund accrued $25,670 in shareholder servicing fees with the Distributor.

Each Shareholder Servicing Agent and Broker-Dealer will, as agent for its customers, among other things; answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each Portfolio may be effected and certain other matters pertaining to each Portfolio; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Portfolio) monthly and year-end statements and confirmations of purchases and redemptions, as required by Rule 10b-10 under the Securities Exchange Act of 1934; transmit, on behalf of each Portfolio, proxy statements, annual reports, updating the prospectus and other communications from each Portfolio to shareholders of that Portfolio; receive, tabulate and transmit to each Portfolio proxies executed by shareholders with respect to meeting of shareholders of that Portfolio; and provide such other related services as each Portfolio or a shareholder may request. As set forth herein for these services, each Shareholder Servicing Agent and Broker-Dealer (either directly or from the Distributor or Adviser) receives a fee, which may be paid periodically, on an annual basis equal to 0.25% of the average daily net assets of that Portfolio represented by shares owned during the period for which payment is being made by investors with whom such Shareholder Servicing Agent or Broker-Dealer maintains a servicing relationship. Shareholder Servicing Agents and Broker-Dealers may waive all or a portion of their Shareholder Servicing Fees. In addition, the Distribution Agreement with the Distributor provides for reimbursement to the Distributor by that Portfolio for its distribution, promotional and advertising costs incurred in connection with the distribution of that Portfolio's shares in an amount not to exceed 0.10% per annum of that Portfolio's average daily net assets (the "Distribution Reimbursement"). For the fiscal years ended October 31, 1995, and 1996, the International Fund paid $7,002, and $5,739, respectively, under the former Distribution Agreement with Signature. For the fiscal year ended October 31, 1997, the International Fund paid $1,211 under the Distribution Agreement with Edgewood Services, Inc. For the period from February 28, 1997 (commencement of operations) to October 31, 1997, the Growth Opportunity Fund made no payments under the Distribution Agreement with Edgewood Services, Inc.

Under the Distribution Agreement and Shareholder Servicing Agreement, the Distributor, for nominal consideration and as agent for each Portfolio, will solicit orders for the purchase of each Portfolio's shares, provided that any subscriptions and orders will not be binding on a Portfolio until accepted by that Portfolio as principal. The Plan, the Distribution Agreement and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee and the Distribution Reimbursement, each Portfolio will pay for
(i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Distribution Agreement and the Shareholder Servicing Agreement, and by the Adviser under its Shareholder Servicing Agent and (ii) preparing, printing and delivering the Portfolios' prospectus to existing shareholders of the Portfolios and preparing and printing subscription application forms for shareholder accounts. The expenses enumerated in this paragraph shall not exceed an amount equal to 0.05% per annum of that Portfolio's average daily net assets. For the fiscal years ended October 31, 1995, and 1996, the International Fund paid $3,740, and $3,740, respectively, for such expenses with Signature. For the fiscal year ended October 31, 1997, the International Fund made no payments for such expenses with Federated. For the period from February 28, 1997 (commencement of operations) to October 31, 1997, the Growth Opportunity Fund made no payments for such expenses with Federated.

The Plan, the Shareholder Servicing Agreements and the Distribution Agreement each provide that the Adviser and the Distributor may make payments from time to time from their own resources which may include past profits for the following purposes: to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of a Portfolio; to compensate certain financial intermediaries for providing assistance in distributing a Portfolio's shares; to pay the costs of printing and distributing the Portfolios' prospectus to prospective investors; and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of a Portfolio's shares. The Distributor or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the Shareholder Servicing Agents and Broker- Dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which a Portfolio is required to pay to the Distributor or the Adviser for any fiscal year under the Shareholder Servicing Agreements or otherwise.

Shareholder Servicing Agents and Broker-Dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the Shareholder Servicing Agents and Broker-Dealers. In addition, Shareholder Servicing Agents and Broker-Dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in a Portfolio directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in a Portfolio directly. Accordingly, the net yield to investors who invest through Shareholder Servicing Agents and Broker-Dealers may be less than by investing in a Portfolio directly. An investor should read the respective Prospectus in conjunction with the materials provided by the Shareholder Servicing Agent and Broker-Dealer describing the procedures under which Portfolio shares may be purchased and redeemed through the Shareholder Servicing Agent and Broker-Dealer.

The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to a Portfolio or its shareholders.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by each Portfolio, the Distributor or the Adviser, and the Shareholder Servicing Agents, Broker-Dealers, or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires each Portfolio and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by each Portfolio and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The shareholders of the International Fund approved the Plan at a meeting held on October 12, 1993. The Board of Directors approved the continuation of the Plan and amended it to include the Growth Opportunity Fund on August 8, 1996. In addition, the Board of Directors approved an amendment and restatement of the Plan to reflect the Distributor, Edgewood Services, Inc., at a special meeting held on October 18, 1996. The shareholders of the International Fund approved the Plan at a meeting held on October 12, 1993. The Board of Directors most recently approved the continuation of the Plan and amended it to include the Core Equities Fund, Fixed Income Fund and Municipal Bond Fund at a meeting held on February 25, 1998. The shareholders of Core Equites Fund, Fixed Income Fund and Municipal Bond Fund approved the Plan at a meeting held on February 25, 1998. The Plan further provides that it may not be amended to increase materially the costs which may be spent by a Portfolio for distribution pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of each Portfolio or the shareholders.

From time to time, the Adviser and the Distributor may voluntarily assume certain expenses of a Portfolio. This would have the effect of lowering the overall expense ratio of that Portfolio and of increasing yield to investors in that Portfolio.

BROKERAGE AND PORTFOLIO TURNOVER

Brokerage

The Adviser makes each Portfolio's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser or portfolio transactions may be effected by the Adviser. Neither a Portfolio nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Portfolio, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to that Portfolio. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Adviser may consider sales of shares of a Portfolio as a factor in the selection of brokers to execute portfolio transactions for the Portfolios.

For the fiscal years ended October 31, 1995, 1996, and 1997, the aggregate commissions paid from the International Fund were $325,787, $462,315, and $678,497, respectively.

For the period from February 28, 1997 (commencement of operations) to October 31, 1997, the aggregate commissions paid from the Growth Opportunity Fund were $187,672.

The investment information provided to the Adviser is of the type described in
Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which each Portfolio effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker. The Adviser may consider the sale of shares of a Portfolio by brokers including the Distributor as a factor in its selection of brokers of Portfolio transactions.

A Portfolio may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, that Portfolio will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases, each Portfolio will attempt to negotiate best execution.

Portfolio Turnover

Each Portfolio's average annual portfolio turnover rate, i.e., the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less) is not expected to exceed 100%. Purchases and sales are made for each Portfolio whenever necessary in the Adviser's opinion, to meet that Portfolio's objective. Increased portfolio turnover (over 100%) may increase the likelihood of additional capital gains for a Portfolio. For the fiscal years ended October 31, 1996 and 1997, the portfolio turnover rate for the International Fund was 55% and 58%, respectively. For the period from February 28, 1997 (commencement of operations) to October 31, 1997, the portfolio turnover rate for the Growth Opportunity Fund was 46%.

COUNSEL AND INDEPENDENT AUDITORS

Legal matters for the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, have been selected as independent auditors for each Portfolio.

PURCHASE AND REDEMPTION OF SHARES

The material relating to the purchase and redemption of shares in each Prospectus is herein incorporated by reference.

DESCRIPTION OF COMMON STOCK

The authorized capital stock of the Fund, which was incorporated on August 26, 1993 in the State of Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. The Growth Opportunity Fund was designated as a separate series of the Fund on January 23, 1997, by the filing of Articles Supplementary in the State of Maryland. The Core Equities Fund, Fixed Income Fund and Muncipal Bond Fund were designated as separate series of the Fund on February 25, 1998, by the filing of Articles Supplementary in the State of Maryland. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder.

Under its Articles of Incorporation, the Fund has the right to redeem for cash, shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only: (a) for the election of directors, (b) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution plan as required by the 1940 Act with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than 10 percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or re-election of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

PERFORMANCE

The material relating to the Portfolios' performance in the Prospectus is herein incorporated by reference. The Adviser may also include performance information in such advertisements or information furnished to current or prospective shareholders not only regarding the Adviser's performance since John Trott, the International Fund's portfolio manager, joined the Adviser in 1992, but also regarding Mr. Trott's personal investment performance since 1988 when, as chief investment officer for Klienwort Benson International Investment LTD., he managed investments for clients with similar objectives to those of the International Fund. In addition, the Adviser may also include performance information regarding the Adviser's performance since Harry Rekas, the Growth Opportunity Fund's portfolio manager, joined the Adviser in 1996, but also regarding Mr. Rekas' personal investment performance since 1993 when he managed the Capital Appreciation portfolio of AIG Investment Management Corporation, a portfolio which was focused on small and mid-capitalization equities. Also, the Adviser may include performance information regarding the Adviser's performance since John D. Chadwick, the Core Equities Fund's portfolio manager, Harold S. Woolley, the Fixed Income Fund's portfolio manager and Bruce A. Whiteford, the Municipal Bond Fund's portfolio manager joined the Adviser, but also regarding Mr. Chadwick's personal investment performance while at Kidder Peabody & Co., Mr. Woolley's personal investment performance while at Equitable Investment Management Corp., and Mr. Whiteford's personal investment performance while at Chase Manhattan Bank, N.A.

NET ASSET VALUE

For purposes of determining each Portfolio's net asset value per share, readily marketable portfolio securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the current bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

United States government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors designed to reflect in good faith the fair value of such securities.

As indicated in the Prospectus, the net asset value per share of each Portfolio's shares will be determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
However, the NYSE may close on days not included in that announcement.

TAX STATUS

The following is a general discussion of certain federal income tax consequences of the purchase, ownership and disposition of shares of a Portfolio (the "Shares") and holders of the Shares (the "Shareholders"). The summary is limited to investors who hold the Shares as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Code. Shareholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Shares.

Each Portfolio intends to qualify for and elect the special tax treatment applicable to "regulated investment companies" under Sections 851-855 of the Code. If a Portfolio qualifies as a "regulated investment company" and distributes to Shareholders 90% or more of its investment company taxable income (determined without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its investment company taxable income (including any net capital gain) it distributes to Shareholders in a timely manner. In addition, to the extent a Portfolio distributes to Shareholders in a timely manner at least 98% of its taxable income (including any net capital gain) it will not be subject to the 4% excise tax on certain undistributed income of a regulated investment company. It is anticipated that each Portfolio will not be subject to federal income tax or the excise tax. Distribution of each Portfolio's investment company taxable income (including any net capital gain) is expected to occur in a timely manner. Although all or a portion of each Portfolio's taxable income (including any net capital gain) for a calendar year may be distributed shortly after the end of the calendar year, such a distribution will be treated for federal income tax purposes as having been received by Shareholders during the calendar year.

Each Portfolio intends to qualify as a publicly offered regulated investment company and as such the expenses of the Portfolios will not be subject to the 2% limitation on itemized expense deductions imposed by Section 67 of the Code. Thus, distributions by each Portfolio will take into account all of the itemized expenses incurred by each Portfolio and Shareholders will not be subject to the 2% limitation with respect to their shares of the expenses of each Portfolio.

Distributions to Shareholders of each Portfolio's taxable income (other than net capital gain or exempt interest dividends of the Municipal Bond Fund) for a year will be taxable as ordinary income to Shareholders. To the extent that distributions to a Shareholder in any year are not taxable as ordinary income (and are not designated as capital gains dividends or exempt interest dividends), they will be treated as a return of capital and will reduce the Shareholder's basis in his Shares and, to the extent that they exceed his basis, will be treated as a gain from the sale of his Shares as discussed below. It is anticipated that substantially all of the distributions of each Portfolio's taxable income (other than net capital gain and other than exempt interest dividends from the Municipal Bond Fund) will be taxable as ordinary income to Shareholders.

Distributions of each Portfolio's net capital gain (designated as capital gain dividends by that Portfolio) will be taxable to Shareholders as long-term capital gain, regardless of the length of time the Shares have been held by them. A Shareholder may also recognize a taxable gain or loss if the Shareholder sells or redeems his Shares. Any gain or loss arising from (or treated as arising from) the sale or redemption of Shares will be a capital gain or loss, except in the case of a dealer in securities. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains are taxable at a maximum rate of 28% to non-corporate Shareholders who have a holding period of more than 12 months, and 20% for non-corporate Shareholders who have a holding period of more than 18 months. Corresponding maximum rate and holding period rules apply with respect to capital gains dividends distributed by the Portfolios, without regard to the length of time the Shares have been held by the Shareholder. The deduction of capital losses is subject to limitations.

To the extent that a capital gain dividend with respect to the Shares is afforded long-term capital gain treatment, a Shareholder who realizes a capital loss upon the sale of such Shares that were owned for six months or less must treat the loss as long-term. If the securities appreciate in value, purchasers of Shares after the occurrence of such appreciation will acquire their Shares subject to the tax obligation that may be incurred in the future when there is a sale of such securities.

If a Shareholder incurs a load charge in acquiring a Share and a reinvestment right and disposes of the Share within 90 days and subsequently acquires an interest in a regulated investment company for no load charge pursuant to such reinvestment right, any loss recognized on the first disposition will be disallowed to the extent of the load charge.

Sections 246 and 246A of the Code contain limitations on the eligibility of dividends for the corporate dividends-received deduction (in addition to the limitations discussed above). Depending upon the corporate Shareholder's circumstances (including whether its Shares are debt financed), these limitations may be applicable to dividends received by a corporate Shareholder from a Portfolio that would otherwise qualify for the dividends-received deduction under the principles discussed above. A corporate Shareholder should be aware that the receipt of dividend income for which the dividends-received deduction is available may result in an alternative minimum tax liability because the dividend income will be included in the corporation's "adjusted current earnings" for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code. The federal tax status of each year's distributions will be reported to Shareholders and to the Internal Revenue Service. Distributions may also be subject to state and local taxation.

Dividends and interest received by Portfolios from foreign issuers will in most cases be subject to foreign withholding taxes. If more than 50% of the value of a Portfolio's assets consists of stock or securities of foreign corporations, a Portfolio may qualify to make an election that will enable Shareholders to credit foreign withholding taxes against their federal income tax liability on distributions by that Portfolio. In order to claim a foreign tax credit, the Shareholder must hold shares on the dividend entitlement date and for 15 days before and/or thereafter, and the Portfolio must hold the foreign securities on the dividend entitlement date and for 15 days before and/or thereafter.

The foregoing discussion relates only to the federal income tax status of a Portfolio and to the tax treatment of distributions by that Portfolio to Shareholders who are citizens or residents of the United States. Shareholders who are not United States citizens or residents should be aware that distributions from each Portfolio will generally be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether an investment in a Portfolio is appropriate.

Sections 1291-1297 of the Code impose certain additional taxes and interest on shareholders of a "passive foreign investment company," defined as a foreign corporation 75% or more of the gross income of which is from passive investments or at least 50% of the adjusted basis of the assets of which are assets that produce passive income. The additional tax and interest are imposed on the shareholders of the passive foreign investment company in the event of a distribution of accumulated earnings or the holder's recognition of gain from the sale of stock of the company. In the case of a "regulated investment company" that is the shareholder, this tax and interest will be imposed on the "regulated investment company," not on the Shareholders of the "regulated investment company."

Entities that generally qualify for an exemption from federal income tax, such as many pension trusts, are nevertheless taxed under Section 511 of the Code on "unrelated business taxable income." Unrelated business taxable income is income from a trade or business regularly carried on by the tax-exempt entity that is unrelated to the entity's exempt purpose. Unrelated business taxable income generally does not include dividend or interest income or gain from the sale of investment property, unless such income is derived from property that is debt-financed or is dealer property. A tax-exempt entity's dividend income from a Portfolio and gain from the sale of Shares in that Portfolio or that Portfolio's sale of securities is not expected to constitute unrelated business taxable income to such tax-exempt entity unless the acquisition of the Shares itself is debt-financed or constitutes dealer property in the hands of the tax-exempt entity.

Before investing in each Portfolio, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (a) whether the investment is prudent under the Employee Retirement Income Security Act of 1974 ("ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in a Portfolio; (b) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (c) whether the assets of a Portfolio are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."

Prospective tax-exempt investors are urged to consult their own tax advisers prior to investing in a Portfolio.

Tax-Equivalent Yield (Municipal Bond Fund only)

The tax-equivalent yield of the Municipal Bond Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that this Portfolio would have had to earn to equal its actual yield, assuming a 39.6% tax rate (the maximum marginal federal rate for individuals) and assuming that income is 100% tax-exempt.

Tax-Equivalency Table

The Municipal Bond Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Portfolio's portfolio generally remains free from federal income tax* and is often free from state and local taxes as well. As the table on the next page indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.


                        TAXABLE YIELD EQUIVALENT FOR 1998
                            MULTISTATE MUNICIPAL FUND
      FEDERAL INCOME TAX BRACKET:
                  15.00%    28.00%       31.00%        36.00%        39.60%


      JOINT           $1-  $42,351-     $102,301-     $155,951-       OVER
      RETURN      42,350    102,300      155,950       278,450      $278,450

      SINGLE          $1-  $25,351-     $61,401-      $128,101-       OVER
      RETURN      25,350    61,400       128,100       278,450      $278,450

      Tax-Exempt
      Yield                   Taxable Yield Equivalent

        1.00%      1.18%     1.39%       1.45%         1.56%         1.66%
        1.50%      1.76%     2.08%       2.17%         2.34%         2.48%
        2.00%      2.35%     2.78%       2.90%         3.13%         3.31%
        2.50%      2.94%     3.47%       3.62%         3.91%         4.14%
        3.00%      3.53%     4.17%       4.35%         4.69%         4.97%
        3.50%      4.12%     4.86%       5.07%         5.47%         5.79%
        4.00%      4.71%     5.56%       5.80%         6.25%         6.62%
        4.50%      5.29%     6.25%       6.52%         7.03%         7.45%
        5.00%      5.88%     6.94%       7.25%         7.81%         8.28%
        5.50%      6.47%     7.64%       7.97%         8.59%         9.11%
        6.00%      7.06%     8.33%       8.70%         9.38%         9.93%
        6.50%      7.65%     9.03%       9.42%        10.16%        10.76%
        7.00%      8.24%     9.72%      10.14%        10.94%        11.59%
        7.50%      8.82%    10.42%      10.87%        11.72%        12.42%
        8.00%      9.41%    11.11%      11.59%        12.50%        13.25%

     Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.


Financial Statements

The Financial Statements for the fiscal year ended October 31, 1997, are incorporated herein by reference to the Annual Reports of Old Westbury International Fund and Old Westbury Growth Opportunity Fund dated October 31, 1997. (File Nos. 33-66528 and 811-7192)

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC.
Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: 1. An application for rating was not received or accepted. 2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy. 3. There is a lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed, in which case the rating is not published in Moody's Investors Service, Inc.'s publications. Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1. STANDARD & POOR'S AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's ("S&P"). Capacity to pay interest and repay principal is extremely strong. AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree. A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories. BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. BB, B, CCC, CC, C:
Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions. C1: The rating C1 is reserved for income bonds on which no interest is being paid. D:
Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

FITCH IBCA, INC., LONG-TERM DEBT RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated.

AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditionsand circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligator's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which couldassist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Cusip 680414307 Cusip 680414208 Cusip 680414109 Cusip 680414406 Cusip 680414505
G02009-04 (2/98)